                                                                Exhibit 28.1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 11-K

                                 ANNUAL REPORT
                          Pursuant to Section 15(d) of
                      The Securities Exchange Act of 1934

                  For the Fiscal Year Ended December 31, 1993
                         Commission File Number 1-4166

                        ROCHESTER TELEPHONE CORPORATION
                MANAGEMENT INVESTMENT AND SAVINGS PLAN INCLUDING
                 THE MANAGEMENT OPTIONAL SALARY TREATMENT PLAN
                              (Full name of plan)

                        ROCHESTER TELEPHONE CORPORATION
                         (Name of issuer of securities
                           held pursuant to the plan)

                            180 South Clinton Avenue
                        Rochester, New York  14646-0700
                    (Address of principal executive offices)

                              REQUIRED INFORMATION

In accordance with the applicable provisions of Article 6A of Regulation S-X, the following financial statements are filed as part of this Report.

          Report of Independent Accountants
          Statements of Net Assets Available for Plan Benefits at December 31, 1993 and 1992
          Statements of Changes in Net assets Available for Plan Benefits for the years ended December 31, 1993 and 1992 Notes to Financial Statements

The following exhibit is filed as part of this Report.

          Consent of Independent Accountants

ROCHESTER TELEPHONE
CORPORATION
MANAGEMENT INVESTMENT AND SAVINGS
PLAN INCLUDING THE MANAGEMENT
OPTIONAL SALARY TREATMENT PLAN
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 1993 AND 1992

ROCHESTER TELEPHONE CORPORATION
MANAGEMENT INVESTMENT AND SAVINGS PLAN INCLUDING
THE MANAGEMENT OPTIONAL SALARY TREATMENT PLAN

INDEX TO FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------




Report of Independent Accountants


Statements of Net Assets Available for Plan Benefits at December 31, 1993 and
1992


Statements of Changes in Net Assets Available for Plan Benefits for the year ended December 31, 1993 and 1992


Notes to Financial Statements


                              *   *   *   *   *

          (All other schedules are not required or not applicable.)

                       REPORT OF INDEPENDENT ACCOUNTANTS


      February 18, 1994

      To the Board of Directors of
      Rochester Telephone Corporation and
      Participants in the Management
      Investment and Savings Plan
      Including the Management Optional
      Salary Treatment Plan


      In our opinion, the accompanying statements of net assets available for plan benefits and the related statements of changes in net assets available for plan benefits present fairly, in all material respects, the financial position of the Rochester Telephone Corporation Management Investment and Savings Plan including the Management Optional Salary Treatment Plan at December 31, 1993 and 1992, and the changes in financial position for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


      /s/ Price Waterhouse
          Price Waterhouse

ROCHESTER TELEPHONE CORPORATION
MANAGEMENT INVESTMENT AND SAVINGS PLAN INCLUDING THE MANAGEMENT OPTIONAL SALARY TREATMENT PLAN

STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                       For the year ended December 31, 1993
                                   ------------------------------------------------------------------------------
                                      Fund A        Fund B      Fund C        Fund D      Loan Fund     Total
                                   -----------   -----------  ----------    ----------   -----------  -----------
Employee contributions receivable  $    70,538   $    48,186  $    10,811   $   10,807                $   140,342

Rochester Telephone Corporation
 Contributions receivable               36,098        13,877        5,058        5,000                     60,033

Investment in the Rochester
 Telephone Corporation Trust
 Fund, at market value              49,705,249    25,342,886    3,603,884    4,342,233                 82,994,252

Participant loans                                                                        $3,792,444     3,792,444
                                   -----------   -----------   ----------   ----------   ----------   -----------
                                    49,811,885    25,404,949    3,619,753    4,358,040    3,792,444    86,987,071
                                   -----------   -----------   ----------   ----------   ----------   -----------

Accrued benefits                       276,741        82,854       50,647       47,561                    457,803

Interfund payable (receivable)         442,199      (358,990)      85,419     (168,628)
                                   -----------   -----------   ----------   ----------   ----------   -----------

     Net assets available
       for plan benefits           $49,092,945   $25,681,085   $3,483,687   $4,479,107   $3,792,444   $86,529,268
                                   ===========   ===========   ==========   ==========   ==========   ===========

                                                        For the year ended December 31, 1992
                                   ------------------------------------------------------------------------------
                                      Fund A       Fund B        Fund C       Fund D     Loan Fund       Total
                                   -----------   -----------   ----------   ----------   ----------   -----------
Employee contributions receivable

Rochester Telephone Corporation
 Contributions receivable

Investment in the Rochester
 Telephone Corporation Trust
 Fund, at market value             $48,594,692   $19,373,219   $1,908,936   $3,001,365                $72,878,212


Participant loans                                                                        $3,390,036     3,390,036
                                   -----------   -----------   ----------   ----------   ----------   -----------
                                    48,594,692    19,373,219    1,908,936    3,001,365    3,390,036    76,268,248
                                   -----------   -----------   ----------   ----------   ----------   -----------

Accrued benefits                       122,324        37,314          241          235                    160,114

Interfund payable (receivable)           2,552        (2,538)       2,382       (2,396)
                                   -----------   -----------   ----------   ----------   ----------   -----------

     Net assets available
       for plan benefits           $48,469,816   $19,338,443   $1,906,313   $3,003,526   $3,390,036   $76,108,134
                                   ===========   ===========   ==========   ==========   ==========   ===========

  The accompanying notes are an integral part of these financial statements.

ROCHESTER TELEPHONE CORPORATION
MANAGEMENT INVESTMENT AND SAVINGS PLAN INCLUDING THE MANAGEMENT OPTIONAL SALARY TREATMENT PLAN

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                            For the year ended December 31, 1993
                                          -------------------------------------------------------------------------
                                             Fund A       Fund B      Fund C      Fund D    Loan Fund      Total
                                          -----------  -----------  ----------  ----------  ----------  -----------
Additions to net assets attributed to:
 Employee contributions                   $ 2,183,372  $ 1,060,853  $  452,218  $  414,680              $ 4,111,123
 Rochester Telephone
  Corporation contributions                 1,066,244      488,961     214,056     197,336                1,966,597
 Earnings from participation
  in Master Trust                           3,284,117    5,216,844     286,515     481,713                9,269,189
 Rollover contributions from other
  plans                                        27,964       14,095      19,773      13,682                   75,514
 Participant loans                                                                          $1,806,075    1,806,075
 Participant loan interest income                                                              226,416      226,416
 Participant loan repayments                1,266,275      306,426      29,668      29,901                1,632,270
 Participant loans terminated
 Other income
 Transfers from other plans in
  Master Trust                                 22,251       26,692      10,051      10,285       2,187       71,466
 Transfers from other funds                   451,713      989,157   1,061,992     751,378                3,254,240
                                          -----------  -----------  ----------  ----------  ----------  -----------
     Total additions                        8,301,936    8,103,028   2,074,273   1,898,975   2,034,678   22,412,890
Deductions from net assets attributed to:
 Withdrawals                                3,762,453      974,023     207,089     353,419                5,296,984
 Participant loans                          1,250,650      394,800      90,650      69,975                1,806,075
 Participant loan repayments                                                                 1,632,270    1,632,270
 Participant loans terminated
 Transfers to Supplemental
  Retirement Savings Plan
 Transfers to other plans in
  Master Trust                                  2,187                                                         2,187
 Transfers to other funds                   2,663,517      391,563     199,160                            3,254,240
                                          -----------  -----------  ----------  ----------  ----------  -----------
     Total deductions                       7,678,807    1,760,386     496,899     423,394   1,632,270   11,991,756
                                          -----------  -----------  ----------  ----------  ----------  -----------
Increase in net assets                        623,129    6,342,642   1,577,374   1,475,581     402,408   10,421,134

Net assets available for plan benefits:
 Plan equity, beginning of year            48,469,816   19,338,443   1,906,313   3,003,526   3,390,036   76,108,134
                                          -----------  -----------  ----------  ----------  ----------  -----------
 Plan equity, end of year                 $49,092,945  $25,681,085  $3,483,687  $4,479,107  $3,792,444  $86,529,268
                                          ===========  ===========  ==========  ==========  ==========  ===========

                                                           For the year ended December 31, 1992
                                          -------------------------------------------------------------------------
                                             Fund A      Fund B       Fund C      Fund D    Loan Fund      Total
                                          -----------  -----------  ----------  ----------  ----------  -----------
Additions to net assets attributed to:
 Employee contributions                   $ 2,522,177  $   936,818  $  283,176  $  329,320              $ 4,071,491
 Rochester Telephone
  Corporation contributions                 1,221,799      425,737     137,468     165,760                1,950,764
 Earnings from participation
  in Master Trust                           3,858,298    2,699,389     127,858     135,022                6,820,567
 Rollover contributions from other
  plans                                       147,736      124,806      70,111      83,432                  426,085
 Participant loans                                                                          $2,072,250    2,072,250
 Participant loan interest income
 Participant loan repayments                1,006,469      264,087      10,220      12,829                1,293,605
 Participant loans terminated                   8,350        2,500         550                               11,400
 Other income                                      23        1,541                                            1,564
 Transfers from other plans in
  Master Trust
 Transfers from other funds                   298,123      676,264     558,534     554,834                2,087,755
                                          -----------  -----------  ----------  ----------  ----------  -----------
     Total additions                        9,062,975    5,131,142   1,187,917   1,281,197   2,072,250   18,735,481
Deductions from net assets attributed to:
 Withdrawals                                2,404,667      550,461      11,285      19,954   2,986,367
 Participant loans                          1,576,550      399,600      51,600      44,500   2,072,250
 Participant loan repayments                                                                 1,293,605    1,293,605
 Participant loans terminated                                                                   11,400       11,400
 Transfers to Supplemental
  Retirement Savings Plan                                      399                                              399

 Transfers to other plans in
  Master Trust
 Transfers to other funds                   1,592,522      187,491      93,818     213,924                2,087,755
                                          -----------  -----------  ----------  ----------  ----------  -----------
     Total deductions                       5,573,739    1,137,951     156,703     278,378   1,305,005    8,451,776
                                          -----------  -----------  ----------  ----------  ----------  -----------
Increase in net assets                      3,489,236    3,993,191   1,031,214   1,002,819     767,245   10,283,705

Net assets available for plan benefits:
 Plan equity, beginning of year            44,980,580   15,345,252     875,099   2,000,707   2,622,791   65,824,429
                                          -----------  -----------  ----------  ----------  ----------  -----------
 Plan equity, end of year                 $48,469,816  $19,338,443  $1,906,313  $3,003,526  $3,390,036  $76,108,134
                                          ===========  ===========  ==========  ==========  ==========  ===========

  The accompanying notes are an integral part of these financial statements.

ROCHESTER TELEPHONE CORPORATION
MANAGEMENT INVESTMENT AND SAVINGS PLAN
INCLUDING THE MANAGEMENT OPTIONAL SALARY TREATMENT PLAN

NOTES TO FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------


NOTE 1 - DESCRIPTION OF THE PLAN:

The Rochester Telephone Corporation Management Investment and Savings Plan
(MISP) including the Management Optional Salary Treatment Plan (MOST), (the "Plan") is a defined contribution plan established by the Board of Directors of Rochester Telephone Corporation (the "Company"). The MOST plan provides participants the option of having their basic and supplemental contributions to the Plan made on a salary reduction basis and thus the tax attributes are on a deferred tax basis. Contributions made under the MISP plan have no deferred tax attributes. The principal provisions of the plans are described below.

Participation

All salaried employees of Rochester Telephone Corporation and eligible employees of any affiliated company which has adopted this Plan who are not covered by a collective bargaining agreement and have completed six months of service are eligible to participate without regard to age.

Administration of Plan assets

The Plan is administered by the Company's Employees' Benefit Committee whose members are appointed by the Company's Board of Directors. The trustee of the Plan is Marine Midland Bank, N.A.

Funding policy

The Plan consists of four separate funds. Fund A consists of various group annuity contracts. Fund B is a stock investment fund consisting of Rochester Telephone Corporation's common stock. Fund C is the American National Bank Equity Index Fund, which holds stocks listed on the Standard and Poors 500 Index. Fund D is the Merrill Lynch Capital Fund, a diversified securities fund.

The Plan provides that each participant may voluntarily make a basic contribution which cannot exceed 6 per cent of their basic pay. Any participant who contributes the maximum basic contribution may make a supplemental contribution which, when added to the basic contribution, cannot exceed 16 per cent of basic pay. In addition, the Company contributes an amount equal to 75 per cent of each participant's basic contribution. All participant contributions are subject to the limitations set forth in Section 401 of the current tax code.

A participant may make lump sum MISP contributions at any time during the Plan year and lump sum MOST contributions during the last three months of the Plan year. These contributions may be made in addition to or as an alternative to any salary deduction or salary reduction contribution. A MISP lump sum contribution may be made by any method approved by the Employees' Benefit Committee. A MOST lump sum contribution can be made solely pursuant to a salary reduction agreement between the participant and the Company.

Basic and supplemental contributions under the MOST option may be made solely pursuant to a salary reduction agreement between the participant and the Company. In addition, basic contributions cannot be divided between the plans. However, participants can elect to divide supplemental contributions between the two plans.

Individual accounts which record the participants' basic and supplemental contributions, the Company's contributions, the earnings on all contributions and the amount of the participant's interest in each fund are maintained for each participant. Participants' contributions are allocated directly to their individual accounts at the time of the contribution. Employer contributions are allocated to the participant's individual account in accordance with the specific formula provided in the Plan. Contributions by the Company and the participants are remitted to the trustee, Marine Midland Bank, N.A., on a periodic basis. Investment income is allocated proportionately to a participant's individual account in the proportion that the account bears to the amounts in all participants' accounts.

Participants have a 100 per cent non-forfeitable vested interest in their individual accounts at all times.

Participants have an option to invest their contributions and the Company's contributions on their behalf into any one of the four funds, or in a combination of the funds in multiples of 10 per cent. Participants' accounts will reflect the amount invested in each of the four funds.

Individual participant loans

Participant loans cannot exceed the lesser of 50 per cent of the vested amounts in the participant's account under the Plan or $50,000. A participant may only have one loan outstanding and the loan is treated as a directed investment by the borrower with respect to his account. Interest paid on the loan is credited to the borrower's account and the participant does not share in the income of the Plan's assets with respect to the amounts borrowed and not yet repaid. General loans have a term of no more than five years except that a loan may be granted for a period not to exceed twenty-five years if the proceeds are used to purchase the participant's principal residence.

Termination

Effective March 1, 1994, this Plan will terminate and its assets will merge with other Rochester Telephone Corporation defined contribution plans to form the Rochester Tel Group Employees' Retirement Savings Plan. The trustee of this new plan will be the Putnam Fiduciary Trust Company.

Master Trust

Effective January 1, 1992, the Plan investments were transferred into the Rochester Telephone Corporation Master Trust Fund (Master Trust). The Master Trust includes five other defined contribution plans of Rochester Telephone Corporation. The Plan's interest in the net assets of the Master Trust is the total of the specific interests of the individual participants in the Plan.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in all material respects.

Recognition of contributions and withdrawals

Contributions are recorded by the Plan when withheld from employees and accrued by the Company. Withdrawals are recorded by the Plan when a request for disbursement is received from the employee.

Administrative expenses

Expenses associated with the Plan are paid by the Company.

Valuation of investment assets

Plan assets are valued at fair market value as of the year-end date.
Adjustments for unrealized appreciation or depreciation of such values since the previous balance sheet date are included in the operating results of the Plan.

Master Trust allocation basis

Investments and investment earnings of the Master Trust are allocated to each of the plans participating in the Master Trust based on the Plan's proportional ownership interest as adjusted for contributions and withdrawals made by each plan.

NOTE 3 - FEDERAL INCOME TAX STATUS:

The Company is in receipt of a determination letter from the Internal Revenue Service which states that the Plan is a qualified plan exempt from Federal income taxes under Section 401 of the Internal Revenue Code.

Participants are subject to federal income taxes upon receipt of any Company contributions or any earnings from the Plan. As more fully described in Note 2, MOST contributions are in the form of salary reduction and thus the tax attributes are deferred to the participant, while MISP contributions continue to have no deferred tax attributes.

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1993 is as follows:

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                           For the year ended December 31, 1993
                                                        -------------------------------------------------------------------------
                                                          Fund A       Fund B       Fund C      Fund D     Loan Fund     Total
                                                        -----------  -----------  ----------  ----------  ----------  -----------
Cash and short-term investments                         $   448,073  $    56,786  $   41,908  $    2,375              $   549,142
Employee contributions receivable                            85,337       57,768      17,162      18,424                  178,691
Rochester Telephone Corporation contributions
 receivable                                                  36,098       13,877       5,058       5,000                   60,033
Investments:
  Hartford Life Insurance Company Group Annuity
   Contracts, at cost - fixed rates of 8.00% with
   no specified maturity dates                           24,554,791                                                    24,554,791
  Principal Mutual Life Insurance Company Group
   Annuity Contract, at cost - fixed rate of 7.15%
   to mature at June 1998                                 5,051,085                                                     5,051,085
  New York Life Insurance Company Group Annuity
   Contract, at cost - fixed rate of 5.60% to
   mature at June 1998                                    6,246,893                                                     6,246,893
  Prudential Insurance Company of America Group
   Annuity Contracts, at cost - fixed rates of
   5.19% and 5.97% to mature at June 1997 and
   June 1999                                              7,194,288                                                     7,194,288
  John Hancock Mutual Life Insurance Company Group
   Annuity, at cost - fixed rate of 5.58% to mature
   at June 1998                                           6,239,801                                                     6,239,801
  Metropolitan Life Insurance Company Group Annuity
   Contract, at cost - fixed rate of 5.16% to mature
   at December 1997                                       6,381,425                                                     6,381,425
  Common stock of Rochester Telephone Corporation,
   at market value:
   1993 - 608,963 shares at a cost of $17,047,227                     27,479,455                                       27,479,455
  American National Bank Equity Index Fund, at
   market value:
   1993 - 27,974 shares at a cost of $3,373,962                                    3,934,575                            3,934,575
  Merrill Lynch Capital Fund, at market value:
   1993 - 161,296 shares at a cost of $4,166,304                                               4,687,134                4,687,134
Participant loans                                                                                         $3,906,771    3,906,771
                                                        -----------  -----------  ----------  ----------  ----------  -----------
                                                         56,237,791   27,607,886   3,998,703   4,712,933   3,906,771   96,464,084
                                                        -----------  -----------  ----------  ----------  ----------  -----------
Accrued benefits                                            276,741       82,854      50,647      47,561                  457,803
Interfund payable (receivable)                              442,199     (358,990)     85,419    (168,628)
                                                        -----------  -----------  ----------  ----------  ----------  -----------

Net assets available for Plan benefits                  $55,518,851  $27,884,022  $3,862,637  $4,834,000  $3,906,771  $96,006,281
                                                        ===========  ===========  ==========  ==========  ==========  ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
(Continued)

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1992 is as follows:

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS



                                                                               For the year ended December 31, 1992
                                                           -------------------------------------------------------------------------
                                                              Fund A       Fund B      Fund C      Fund D    Loan Fund      Total
                                                           -----------  -----------  ----------  ----------  ----------  -----------
Cash and short-term investments                            $   705,732  $    80,962  $   39,007  $   20,564              $   846,265

Investments:
   Hartford Life Insurance Company Group Annuity
    Contract, at cost - fixed rate of 8.00% with no
    specified maturity date                                 47,758,093                                                    47,758,093

   Principal Mutual Life Insurance Company Group
    Annuity Contract, at cost - fixed rate of 7.15% to
    mature at June 1998                                      4,739,013                                                     4,739,013

   Common stock of Rochester Telephone Corporation,
    at market value:
      1992 - 562,834 shares at a cost of $14,418,106                     20,051,064                                       20,051,064

   American National Bank Equity Index Fund,
    at market value:
      1992 - 15,346 shares at a cost of $1,711,346                                    1,962,717                            1,962,717

   Merrill Lynch Capital Fund, at market value:
      1992 - 115,477 shares at a cost of $2,891,763                                               3,040,517                3,040,517


Participant loans                                                                                            $3,405,640    3,405,640
                                                           -----------  -----------  ----------  ----------  ----------  -----------

Net assets available for Plan benefits                     $53,202,838  $20,132,026  $2,001,724  $3,061,081  $3,405,640  $81,803,309
                                                           ===========  ===========  ==========  ==========  ==========  ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
(Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                            For the year ended December 31, 1993
                                                         -------------------------------------------------------------------------
                                                            Fund A       Fund B      Fund C      Fund D     Loan Fund     Total
                                                         -----------  -----------  ----------  ----------  ----------  -----------
Additions to net assets attributed to:
 Employee contributions                                  $ 4,146,445  $ 1,800,874  $  574,198  $  528,877              $ 7,050,394
 Rochester Telephone Corporation contributions             1,205,590      538,458     235,848     212,530                2,192,426
 Rollover contributions from other plans                      44,033       28,569      44,647      42,575                  159,824
 Interest and dividend income                              3,638,211      933,958       1,134     187,225  $  252,842    5,013,370
 Net appreciation in fair value of participation units                  4,718,412     309,275     198,401                5,226,088
 Realized (loss) gain                                                    (120,036)        348     123,992                    4,304
 Participant loans                                                                                          1,916,270    1,916,270
 Participant loan repayments                               1,292,233      316,179      29,668      29,901                1,667,981
 Transfers from other plans in Master Trust                   24,438       26,692      10,051      10,285       2,187       73,653
 Transfers from other funds                                  456,072    1,361,626   1,182,052     870,176                3,869,926
                                                         -----------  -----------  ----------  ----------  ----------  -----------
    Total additions                                       10,807,022    9,604,732   2,387,221   2,203,962   2,171,299   27,174,236
                                                         -----------  -----------  ----------  ----------  ----------  -----------

Deductions from net assets attributed to:
 Withdrawals                                               3,865,224    1,018,840     210,829     348,541                5,443,434
 Participant loans                                         1,331,845      423,800      90,650      69,975                1,916,270
 Participant loan repayments                                                                                1,667,981    1,667,981
 Transfers to other plans in Master Trust                     62,793        4,602       1,537       2,534       2,187       73,653
 Transfers to other funds                                  3,231,147      405,494     223,292       9,993                3,869,926
                                                         -----------  -----------  ----------  ----------  ----------  -----------
    Total deductions                                       8,491,009    1,852,736     526,308     431,043   1,670,168   12,971,264
                                                         -----------  -----------  ----------  ----------  ----------  -----------

Increase in net assets                                     2,316,013    7,751,996   1,860,913   1,772,919     501,131   14,202,972
Net assets available for plan benefits:
 Plan equity, beginning of year                           53,202,838   20,132,026   2,001,724   3,061,081   3,405,640   81,803,309
                                                         -----------  -----------  ----------  ----------  ----------  -----------

 Plan equity, end of year                                $55,518,851  $27,884,022  $3,862,637  $4,834,000  $3,906,771  $96,006,281
                                                         ===========  ===========  ==========  ==========  ==========  ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
(Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS



                                                                             For the year ended December 31, 1992
                                                          -------------------------------------------------------------------------
                                                            Fund A       Fund B       Fund C      Fund D     Loan Fund      Total
                                                          -----------  -----------  ----------  -----------  ----------  ----------
Additions to net assets attributed to:
 Employee contributions                                   $ 3,986,094  $ 1,271,074  $  289,619  $  338,115              $ 5,884,902
 Rochester Telephone Corporation contributions              1,795,958      479,003     164,132     206,331                2,645,424
 Rollover contribution from individual plans into
  Master Trust                                             47,875,301   15,543,115     789,747   1,947,856               66,156,019
 Rollover contributions from other plans                      197,468      202,915     121,189      83,227                  604,799
 Interest and dividend income                               3,972,828      807,862         846     166,758                4,948,294
 Net appreciation (depreciation) in fair value of
  participation units                                                    1,918,019     134,517     (69,277)               1,983,259
 Realized gain                                                              43,533                  38,389                   81,922
 Participant loans                                                                                          $4,976,103    4,976,103
 Participant loan repayments                                1,223,895      317,793      12,307      16,468                1,570,463
 Other income                                                      22        1,541                                            1,563
 Net transfers from other funds                               298,123      707,591     560,079     618,925                2,184,718
                                                          -----------  -----------  ----------  ----------  ----------  -----------
    Total additions                                        59,349,689   21,292,446   2,072,436   3,346,792   4,976,103   91,037,466
                                                          -----------  -----------  ----------  ----------  ----------  -----------

Deductions from net assets attributed to:
 Withdrawals                                                2,589,913      548,748      11,045      20,438                3,170,144
 Participant loans                                          1,608,450      411,475      51,275      44,300                2,115,500
 Participant loan repayments                                                                                 1,570,463    1,570,463
 Other expenses                                                 1,365                                                         1,365

 Transfers to Supplemental Retirement Savings Plan                          12,339       1,955       1,496                   15,790

 Net transfers to other plans                                 175,810          367                                          176,177

 Net transfers to other funds                               1,771,313      187,491       6,437     219,477                2,184,718
                                                          -----------  -----------  ----------  ----------  ----------  -----------
    Total deductions                                        6,146,851    1,160,420      70,712     285,711   1,570,463    9,234,157
                                                          -----------  -----------  ----------  ----------  ----------  -----------

Net assets available for Plan benefits:
 Plan equity, end of year                                 $53,202,838  $20,132,026  $2,001,724  $3,061,081  $3,405,640  $81,803,309
                                                          ===========  ===========  ==========  ==========  ==========  ===========

                       CONSENT OF INDEPENDENT ACCOUNTANTS



      We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-39213) of our report dated February 18, 1994, for the Rochester Telephone Corporation Management Investment and Savings Plan including the Management Optional Salary Treatment Plan. Such report constitutes part of this Form 11-K, which appears as Exhibit 28-1 of the Annual Report of Rochester Telephone Corporation on Form 10-K for the year ended December 31, 1993.


      /s/PRICE WATERHOUSE
      PRICE WATERHOUSE

      Rochester, New York
      March 22, 1994

                                                                Exhibit 28.2

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 11-K

                                 ANNUAL REPORT
                          Pursuant to Section 15(d) of
                      The Securities Exchange Act of 1934

                  For the Fiscal Year Ended December 31, 1993
                         Commission File Number 1-4166

                        ROCHESTER TELEPHONE CORPORATION
                             CRAFT SAVINGS PLAN - I
                              (Full name of plan)

                        ROCHESTER TELEPHONE CORPORATION
                         (Name of issuer of securities
                           held pursuant to the plan)

                            180 South Clinton Avenue
                        Rochester, New York  14646-0700
                    (Address of principal executive offices)

                              REQUIRED INFORMATION

In accordance with the applicable provisions of Article 6A of Regulation S-X, the following financial statements are filed as part of this Report.

          Report of Independent Accountants
          Statements of Net Assets Available for Plan Benefits at December 31, 1993 and 1992
          Statements of Changes in Net assets Available for Plan Benefits for the years ended December 31, 1993 and 1992 Notes to Financial Statements

The following exhibit is filed as part of this Report.

          Consent of Independent Accountants

ROCHESTER TELEPHONE
CORPORATION
CRAFT SAVINGS PLAN - I
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 1993 AND 1992

ROCHESTER TELEPHONE CORPORATION
CRAFT SAVINGS PLAN - I

INDEX TO FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------




Report of Independent Accountants


Statements of Net Assets Available for Plan Benefits at December 31, 1993 and
1992


Statements of Changes in Net Assets Available for Plan Benefits for the years ended December 31, 1993 and 1992


Notes to Financial Statements

                            *    *    *    *    *

          (All other schedules are not required or not applicable.)

                       REPORT OF INDEPENDENT ACCOUNTANTS


      February 18, 1994


      To the Board of Directors of
      Rochester Telephone Corporation and
      Participants in the Craft Savings Plan - I


      In our opinion, the accompanying statements of net assets available for plan benefits, and the related statements of changes in net assets available for plan benefits present fairly, in all material respects, the financial position of the Rochester Telephone Corporation Craft Savings Plan - I at December 31, 1993 and 1992, and the changes in its financial position for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



      /s/PRICE WATERHOUSE
         PRICE WATERHOUSE

ROCHESTER TELEPHONE CORPORATION
CRAFT SAVINGS PLAN - I

STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                       December 31, 1993                           December 31, 1992
                                          -------------------------------------------  -----------------------------------------
                                                                    Loan                                       Loan
                                            Fund A      Fund B      Fund     Total       Fund A     Fund B     Fund     Total
                                          ----------  ----------  -------  ----------  ----------  --------  -------  ----------
Investment in the Rochester Telephone
 Corporation Master Trust Fund, at
 market value                             $3,211,639  $1,386,897           $4,598,536  $1,961,318  $546,033           $2,507,351

Participant loans                                                 $96,898      96,898                        $31,213      31,213
                                          ----------  ----------  -------  ----------  ----------  --------  -------  ----------

Net assets available for plan benefits    $3,211,639  $1,386,897  $96,898  $4,695,434  $1,961,318  $546,033  $31,213  $2,538,564
                                          ==========  ==========  =======  ==========  ==========  ========  =======  ==========

  The accompanying notes are an integral part of these financial statements.

ROCHESTER TELEPHONE CORPORATION
CRAFT SAVINGS PLAN - I

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                       December 31, 1993                           December 31, 1992
                                          -------------------------------------------  -----------------------------------------
                                                                    Loan                                       Loan
                                            Fund A      Fund B      Fund     Total       Fund A     Fund B     Fund     Total
                                          ----------  ----------  -------  ----------  ----------  --------  -------  ----------
Additions to net assets attributed to:
 Employee contributions                   $1,258,389  $  475,966           $1,734,355  $1,041,478  $262,964           $1,304,442
 Rochester Telephone Corporation
  contributions                               54,207      24,027               78,234
 Earnings from participation in Master
  Trust                                      169,367     200,825              370,192     109,501    72,088              181,589
 Participant loans                                                $92,620      92,620                        $33,450      33,450
 Participant loan repayments                  21,164       8,535               29,699       5,216     2,305                7,521
 Interest income - employee loans                                   2,764       2,764
 Transfers from other funds                              164,417              164,417                19,372               19,372
                                          ----------  ----------  -------  ----------  ----------  --------  -------  ----------
    Total additions                        1,503,127     873,770   95,384   2,472,281   1,156,195   356,729   33,450   1,546,374
                                          ----------  ----------  -------  ----------  ----------  --------  -------  ----------
Deductions from net assets attributed to:
 Withdrawals                                  14,315       5,397               19,712
 Participant loans                            67,595      25,025               92,620      23,450    10,000               33,450
 Participant loan repayments                                       29,699      29,699                          7,521       7,521
 Transfer to other plans in Master Trust       6,479       2,484                8,963
 Transfers to other funds                    164,417                          164,417      19,372                         19,372
                                          ----------  ----------  -------  ----------  ----------  --------  -------  ----------
    Total deductions                         252,806      32,906   29,699     315,411      42,822    10,000    7,521      60,343
                                          ----------  ----------  -------  ----------  ----------  --------  -------  ----------
Increase in net assets                     1,250,321     840,864   65,685   2,156,870   1,113,373   346,729   25,929   1,486,031

Net assets available for plan benefits:
 Plan equity, beginning of year            1,961,318     546,033   31,213   2,538,564     847,945   199,304    5,284   1,052,533
                                          ----------  ----------  -------  ----------  ----------  --------  -------  ----------

 Plan equity, end of year                 $3,211,639  $1,386,897  $96,898  $4,695,434  $1,961,318  $546,033  $31,213  $2,538,564
                                          ==========  ==========  =======  ==========  ==========  ========  =======  ==========

ROCHESTER TELEPHONE CORPORATION
CRAFT SAVINGS PLAN - I

NOTES TO FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------

NOTE 1 - DESCRIPTION OF THE PLAN:

The Rochester Telephone Corporation Craft Savings Plan - I (the "Plan") is a defined contribution plan established by the Board of Directors of the Rochester Telephone Corporation (the "Company") effective December 19, 1990. The plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan provides participants the option of having their basic and supplemental contributions to the Plan made on a salary reduction basis and thus the tax attributes are on a deferred tax basis. The principal provisions of the Plan are described below.

Participation

All employees of the Company who are in the Communications Workers of America
(CWA), AFL-CIO, Local 1170 bargaining unit and who have been employed for at least one year are eligible to participate in the Plan upon reaching age 21.

Administration

The Plan is administered by the Company's Employees' Benefit Committee whose members are appointed by the Company's Board of Directors. The trustee of the Plan is Marine Midland Bank, N.A.

Funding policy

The Plan consists of two separate funds. Fund A consists of various group annuity contracts. Fund B is a stock investment fund consisting of Rochester Telephone Corporation's common stock.

The Plan provides that each participant may voluntarily make contributions through a salary reduction agreement for whatever whole percentage a participant chooses, up to a maximum of 16 per cent, subject to maximum contribution provisions imposed by the Internal Revenue Code under Section 401(k).

Individual accounts which record the participants' contributions, the earnings on all contributions and the amount of the participant's interest in each fund are maintained for each participant. The participants' contributions during a month are allocated directly to their individual account at the end of such month. Participants have the option to invest their contributions into either of the funds, or in both of the funds in multiples of 25%. Participants have a 100% non-forfeitable interest in their individual accounts at all times.

Individual participant loans

Participant loans cannot exceed the lesser of 50% of the vested amounts in the participant's account under the Plan or $50,000. A participant may only have one loan outstanding and the loan is treated as a directed investment by the borrower with respect to his account. Interest paid on the loan is credited to the borrower's account and the participant does not share in the income of the Plan's assets with respect to the amounts borrowed and not yet repaid. General loans have a term of no more than five years except that a loan may be granted for a period not to exceed twenty-five years if the proceeds are used to purchase the participant's principal residence.

Termination

Effective March 1, 1994, this Plan will terminate and its assets will merge with other Rochester Telephone Corporation defined contribution plans to form the Rochester Tel Group Bargaining Unit Employees' Retirement Savings Plan. The trustee of this new plan will be the Putnam Fiduciary Trust Company.

Plan amendment

Effective July 1, 1993, the Plan was amended to allow the Company to contribute an amount equal to 15% of each participant's contribution. This matching percentage increases to 20% effective July 1, 1994 and to 30% effective January 1, 1995.

Master Trust

Effective January 1, 1992, the Plan investments were transferred into the Rochester Telephone Corporation Master Trust Fund (Master Trust). The Master Trust includes five other defined contribution plans of Rochester Telephone Corporation. The Plan's interest in the net assets of the Master Trust is the total of the specific interests of the individual participants in the Plan.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in all material respects.

Recognition of contributions and withdrawals

Contributions are recorded by the Plan when withheld from employees and accrued by the Company. Withdrawals are recorded by the Plan when a request for disbursement is received from the employee.

Administrative expenses

Expenses associated with the Plan are paid by the Company.

Valuation of investment assets

Plan assets are valued at fair market value as of the year-end date. Adjustments for unrealized appreciation or depreciation of such values are included in the operating results of the Plan.

Master Trust allocation basis

Investments and investment earnings of the Master Trust are allocated to each of the plans participating in the Master Trust based on the plan's proportional ownership interest as adjusted for contributions and withdrawals made by each plan.

NOTE 3 - FEDERAL INCOME TAX STATUS:

A determination letter from the Internal Revenue Service has not yet been received; however, the Company believes that the Plan is a qualified plan exempt from federal income taxes under Section 401 of the Internal Revenue Code.

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1993 is as follows:

STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                             For the year ended December 31, 1993
                                           -------------------------------------------------------------------------
                                              Fund A      Fund B       Fund C      Fund D     Loan Fund     Total
                                           -----------  -----------  ----------  ----------  ----------  -----------
Cash and short-term investments            $   448,073  $    56,786  $   41,908 $     2,375              $   549,142
Employee contributions receivable               85,337       57,768      17,162      18,424                  178,691
Rochester Telephone Corporation
 contributions receivable                       36,098       13,877       5,058       5,000                   60,033
Investments:
  Hartford Life Insurance Company
   Group Annuity Contracts, at
   cost - fixed rates of 8.00%
   with no specified maturity
   dates                                    24,554,791                                                    24,554,791
  Principal Mutual Life Insurance
   Company Group Annuity Contract,
    at cost - fixed rate of 7.15%
    to mature at June 1998                   5,051,085                                                     5,051,085
  New York Life Insurance Company
   Group Annuity Contract, at cost -
   fixed rate of 5.60% to mature at
   June 1998                                 6,246,893                                                     6,246,893
  Prudential Insurance Company of
   America Group Annuity Contracts,
    at cost - fixed rates of 5.19%
    and 5.97% to mature at June 1997
    and June 1999                            7,194,288                                                     7,194,288
   John Hancock Mutual Life Insurance
    Company Group Annuity, at cost -
    fixed rate of 5.58% to mature at
    June 1998                                6,239,801                                                     6,239,801
   Metropolitan Life Insurance Company
    Group Annuity Contract, at cost -
    fixed rate of 5.16% to mature at
    December 1997                            6,381,425                                                     6,381,425
   Common stock of Rochester Telephone
    Corporation, at market value: 1993 -
    608,963 shares at a cost of $17,047,227              27,479,455                                       27,479,455
   American National Bank Equity Index
    Fund, at market value: 1993 - 27,974
    shares at a cost of $3,373,962                                    3,934,575                            3,934,575
   Merrill Lynch Capital Fund, at market
    value: 1993 - 161,296 shares at a
    cost of $4,166,304                                                            4,687,134                4,687,134
Participant loans                                                                            $3,906,771    3,906,771
                                           -----------  -----------  ----------  ----------  ----------  -----------
                                            56,237,791   27,607,886   3,998,703   4,712,933   3,906,771   96,464,084
                                           -----------  -----------  ----------  ----------  ----------  -----------
Accrued benefits                               276,741       82,854      50,647      47,561                  457,803
Interfund payable (receivable)                 442,199     (358,990)     85,419    (168,628)
                                           -----------  -----------  ----------  ----------  ----------  -----------

Net assets available for Plan benefits     $55,518,851  $27,884,022  $3,862,637  $4,834,000  $3,906,771  $96,006,281
                                           ===========  ===========  ==========  ==========  ==========  ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
(Continued)

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1992 is as follows:

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS



                                                                             For the year ended December 31, 1992
                                                           -------------------------------------------------------------------------
                                                              Fund A       Fund B      Fund C      Fund D    Loan Fund      Total
                                                           -----------  -----------  ----------  ----------  ----------  -----------
Cash and short-term investments                            $   705,732  $    80,962  $   39,007  $   20,564              $   846,265


Investments:
   Hartford Life Insurance Company Group Annuity
    Contract, at cost - fixed rate of 8.00% with no
    specified maturity date                                 47,758,093                                                    47,758,093

   Principal Mutual Life Insurance Company Group
    Annuity Contract, at cost - fixed rate of 7.15% to
    mature at June 1998                                      4,739,013                                                     4,739,013

   Common stock of Rochester Telephone Corporation,
    at market value:
      1992 - 562,834 shares at a cost of $14,418,106                     20,051,064                                       20,051,064

   American National Bank Equity Index Fund,
    at market value:
      1992 - 15,346 shares at a cost of $1,711,346                                    1,962,717                            1,962,717

   Merrill Lynch Capital Fund, at market value:
      1992 - 115,477 shares at a cost of $2,891,763                                               3,040,517                3,040,517


Participant loans                                                                                            $3,405,640    3,405,640
                                                           -----------  -----------  ----------  ----------  ----------  -----------

Net assets available for Plan benefits                     $53,202,838  $20,132,026  $2,001,724  $3,061,081  $3,405,640  $81,803,309
                                                           ===========  ===========  ==========  ==========  ==========  ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
(Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                             For the year ended December 31, 1993
                                                           -------------------------------------------------------------------------
                                                              Fund A       Fund B      Fund C      Fund D    Loan Fund      Total
                                                           -----------  -----------  ----------  ----------  ----------  -----------
Additions to net assets attributed to:
 Employee contributions                                    $ 4,146,445  $ 1,800,874  $  574,198  $  528,877              $ 7,050,394
 Rochester Telephone Corporation contributions               1,205,590      538,458     235,848     212,530                2,192,426
 Rollover contributions from other plans                        44,033       28,569      44,647      42,575                  159,824
 Interest and dividend income                                3,638,211      933,958       1,134     187,225  $  252,842    5,013,370
 Net appreciation in fair value of participation units                    4,718,412     309,275     198,401                5,226,088
 Realized (loss) gain                                                      (120,036)        348     123,992                    4,304
 Participant loans                                                                                            1,916,270    1,916,270
 Participant loan repayments                                 1,292,233      316,179      29,668      29,901                1,667,981
 Transfers from other plans in Master Trust                     24,438       26,692      10,051      10,285       2,187       73,653
 Transfers from other funds                                    456,072    1,361,626   1,182,052     870,176                3,869,926
                                                           -----------  -----------  ----------  ----------  ----------  -----------
    Total additions                                         10,807,022    9,604,732   2,387,221   2,203,962   2,171,299   27,174,236
                                                           -----------  -----------  ----------  ----------  ----------  -----------
Deductions from net assets attributed to:
 Withdrawals                                                 3,865,224    1,018,840     210,829     348,541                5,443,434
 Participant loans                                           1,331,845      423,800      90,650      69,975                1,916,270
 Participant loan repayments                                                                                  1,667,981    1,667,981
 Transfers to other plans in Master Trust                       62,793        4,602       1,537       2,534       2,187       73,653
 Transfers to other funds                                    3,231,147      405,494     223,292       9,993                3,869,926
                                                           -----------  -----------  ----------  ----------  ----------  -----------
    Total deductions                                         8,491,009    1,852,736     526,308     431,043   1,670,168   12,971,264
                                                           -----------  -----------  ----------  ----------  ----------  -----------
Increase in net assets                                       2,316,013    7,751,996   1,860,913   1,772,919     501,131   14,202,972
Net assets available for plan benefits:
 Plan equity, beginning of year                             53,202,838   20,132,026   2,001,724   3,061,081   3,405,640   81,803,309
                                                           -----------  -----------  ----------  ----------  ----------  -----------

 Plan equity, end of year                                  $55,518,851  $27,884,022  $3,862,637  $4,834,000  $3,906,771  $96,006,281
                                                           ===========  ===========  ==========  ==========  ==========  ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
(Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS


                                                                             For the year ended December 31, 1992
                                                           -------------------------------------------------------------------------
                                                              Fund A       Fund B      Fund C      Fund D    Loan Fund      Total
                                                           -----------  -----------  ----------  ----------  ----------  -----------
Additions to net assets attributed to:
 Employee contributions                                    $ 3,986,094  $ 1,271,074  $  289,619  $  338,115              $ 5,884,902
 Rochester Telephone Corporation contributions               1,795,958      479,003     164,132     206,331                2,645,424
 Rollover contribution from individual plans into
  Master Trust                                              47,875,301   15,543,115     789,747   1,947,856               66,156,019
 Rollover contributions from other plans                       197,468      202,915     121,189      83,227                  604,799
 Interest and dividend income                                3,972,828      807,862         846     166,758                4,948,294
 Net appreciation (depreciation) in fair value of
  participation units                                                     1,918,019     134,517     (69,277)               1,983,259
 Realized gain                                                               43,533                  38,389                   81,922
 Participant loans                                                                                           $4,976,103    4,976,103
 Participant loan repayments                                 1,223,895      317,793      12,307      16,468                1,570,463
 Other income                                                       22        1,541                                            1,563
 Net transfers from other funds                                298,123      707,591     560,079     618,925                2,184,718
                                                           -----------  -----------  ----------  ----------  ----------  -----------
    Total additions                                         59,349,689   21,292,446   2,072,436   3,346,792   4,976,103   91,037,466
                                                           -----------  -----------  ----------  ----------  ----------  -----------
Deductions from net assets attributed to:
 Withdrawals                                                 2,589,913      548,748      11,045      20,438                3,170,144
 Participant loans                                           1,608,450      411,475      51,275      44,300                2,115,500
 Participant loan repayments                                                                                  1,570,463    1,570,463
 Other expenses                                                  1,365                                                         1,365
 Transfers to Supplemental Retirement Savings Plan                           12,339       1,955       1,496                   15,790
 Net transfers to other plans                                  175,810          367                                          176,177
 Net transfers to other funds                                1,771,313      187,491       6,437     219,477                2,184,718
                                                           -----------  -----------  ----------  ----------  ----------  -----------
    Total deductions                                         6,146,851    1,160,420      70,712     285,711   1,570,463    9,234,157
                                                           -----------  -----------  ----------  ----------  ----------  -----------
Net assets available for Plan benefits:
 Plan equity, end of year                                  $53,202,838  $20,132,026  $2,001,724  $3,061,081  $3,405,640  $81,803,309
                                                           ===========  ===========  ==========  ==========  ==========  ===========

                       CONSENT OF INDEPENDENT ACCOUNTANTS



      We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-38307) of our report dated February 18, 1994, for the Rochester Telephone Corporation Craft Savings Plan - I. Such report constitutes part of this Form 11-K, which appears as Exhibit 28-2 of the Annual Report of Rochester Telephone Corporation on Form 10-K for the year ended December 31, 1993.





      /s/PRICE WATERHOUSE
      PRICE WATERHOUSE

      Rochester, New York
      March 22, 1994

                                                                 Exhibit 28.3

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 11-K

                                 ANNUAL REPORT
                          Pursuant to Section 15(d) of
                      The Securities Exchange Act of 1934

                  For the Fiscal Year Ended December 31, 1993
                         Commission File Number 1-4166

                        ROCHESTER TELEPHONE CORPORATION
                            CRAFT SAVINGS PLAN - II
                              (Full name of plan)

                        ROCHESTER TELEPHONE CORPORATION
                         (Name of issuer of securities
                           held pursuant to the plan)

                            180 South Clinton Avenue
                        Rochester, New York  14646-0700
                    (Address of principal executive offices)

                              REQUIRED INFORMATION

In accordance with the applicable provisions of Article 6A of Regulation S-X, the following financial statements are filed as part of this Report.

          Report of Independent Accountants
          Statements of Net Assets Available for Plan Benefits
           at December 31, 1993 and 1992
          Statements of Changes in Net assets Available for Plan Benefits for the years ended December 31, 1993 and 1992 Notes to Financial Statements

The following exhibit is filed as part of this Report.

          Consent of Independent Accountants

ROCHESTER TELEPHONE
CORPORATION
CRAFT SAVINGS PLAN - II
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 1993 AND 1992

ROCHESTER TELEPHONE CORPORATION
CRAFT SAVINGS PLAN - II

INDEX TO FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------


Report of Independent Accountants


Statements of Net Assets Available for Plan Benefits at December 31, 1993 and
1992


Statements of Changes in Net Assets Available for Plan Benefits for the year ended December 31, 1993 and 1992


Notes to Financial Statements




                                *  *  *  *  *



          (All other schedules are not required or not applicable.)

                       REPORT OF INDEPENDENT ACCOUNTANTS


      February 18, 1994


      To the Board of Directors of
      Rochester Telephone Corporation and
      Participants in the Craft Savings Plan - II


      In our opinion, the accompanying statements of net assets available for plan benefits, and the related statements of changes in net assets available for plan benefits present fairly, in all material respects, the financial position of the Rochester Telephone Corporation Craft Savings Plan - II at December 31, 1993 and 1992, and the changes in its financial position for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



		    /s/PRICE WATERHOUSE
         PRICE WATERHOUSE

ROCHESTER TELEPHONE CORPORATION
CRAFT SAVINGS PLAN - II

STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------


                                                December 31, 1993                            December 31, 1992
                                         -------------------------------------     ------------------------------------
                                                              Loan                                      Loan
                                         Fund A    Fund B     Fund      Total       Fund A    Fund B    Fund    Total
                                         ------    ------     ----     -------     -------    ------    ----    -------
Investment in the Rochester Telephone
 Corporation Master Trust Fund, at
 market value                            $463,193  $154,137           $617,330     $197,806   $53,237          $251,043

Participant loans                                            $17,429    17,429                         $7,610     7,610
                                         --------  --------  -------  --------     --------   -------  ------  --------
Net assets available for Plan benefits   $463,193  $154,137  $17,429  $634,759     $197,806   $53,237  $7,610  $258,653
                                         ========  ========  =======  ========     ========   =======  ======  ========

  The accompanying notes are an integral part of these financial statements.

ROCHESTER TELEPHONE CORPORATION
CRAFT SAVINGS PLAN - II

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                        December 31, 1993                      December 31, 1992
                                              -------------------------------------  ------------------------------------
                                                                   Loan                                  Loan
                                                Fund A   Fund B    Fund     Total     Fund A   Fund B    Fund     Total
                                              --------  -------  -------  --------  --------  -------  -------  --------
Additions to net assets attributed to:
 Employee contributions                       $275,852  $ 83,536           $359,388  $189,602  $41,410           $231,012
 Earnings from participation in
  Master Trust                                  21,066    20,539             41,605     7,347    6,372             13,719
 Participant loans                                                $17,575    17,575                      $7,950     7,950
 Participant loan repayments                     4,794     1,218              6,012       282       58                340
 Interest income - employee loans                                     443       443
 Transfers from other plans in Master Trust      2,187                        2,187
 Rollover contributions from other plans                                                9,000    6,789             15,789
 Transfers from other funds                                2,967              2,967
                                              --------  --------  -------  --------  --------  -------   ------  --------
    Total additions                            303,899   108,260   18,018   430,177   206,231   54,629    7,950   268,810
                                              --------  --------  -------  --------  --------  -------   ------  --------
Deductions from net assets attributed to:
 Withdrawals                                     2,976     2,476              5,452       508                         508
 Participant loans                              13,600     3,975             17,575     6,925    1,025              7,950
 Participant loan repayments                                        6,012     6,012                         340       340
 Transfers to other plans in Master Trust       18,969       909    2,187    22,065       992      367              1,359
 Transfers to other funds                        2,967                        2,967
                                              --------  --------  -------  --------  --------  -------   ------  --------
    Total deductions                            38,512     7,360    8,199    54,071     8,425    1,392      340    10,157
                                              --------  --------  -------  --------  --------  -------   ------  --------
Increase in net assets                         265,387   100,900    9,819   376,106   197,806   53,237    7,610   258,653

Net assets available for plan benefits:
 Plan equity, beginning of year                197,806    53,237    7,610   258,653
                                              --------  --------  -------  --------  --------  -------   ------  --------

 Plan equity, end of year                     $463,193  $154,137  $17,429  $634,759  $197,806  $53,237   $7,610  $258,653
                                              ========  ========  =======  ========  ========  =======   ======  ========

  This accompanying notes are an integral part of these financial statements.

ROCHESTER TELEPHONE CORPORATION
CRAFT SAVINGS PLAN - II

NOTES TO FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------


NOTE 1 - DESCRIPTION OF THE PLAN:

The Rochester Telephone Corporation Craft Savings Plan - II (the "Plan") is a defined contribution plan established by the Board of Directors of the Rochester Telephone Corporation (the "Company") effective January 1, 1992. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan provides participants the option of having their basic and supplemental contributions to the Plan made on a salary reduction basis and thus the tax attributes are on a deferred tax basis. The principal provisions of the Plan are described below.

Participation

All employees of the Company who are in the Rochester Telephone Workers' Association (RTWA) and who have been employed for at least one year are eligible to participate in the Plan upon reaching age 21.

Administration

The Plan is administered by the Company's Employees' Benefit Committee whose members are appointed by the Company's Board of Directors. The trustee of the Plan is Marine Midland Bank, N.A.

Funding policy

The Plan consists of two separate funds. Fund A consists of various group annuity contracts. Fund B is a stock investment fund consisting of Rochester Telephone Corporation's common stock.

The Plan provides that each participant may voluntarily make contributions through a salary reduction agreement for whatever whole percentage a participant chooses, up to a maximum of 16%, subject to maximum contribution provisions imposed by the Internal Revenue Code under Section 401(k). Rochester Telephone Corporation does not contribute to this Plan except to the extent of transmitting contributions to the trustee.

Individual accounts which record the participant's contributions, the earnings on all contributions and the amount of the participant's interest in each fund are maintained for each participant. The participants' contributions during a month are allocated directly to their individual account at the end of such month. Participants have the option to invest their contributions into either of the funds, or in both of the funds in multiples of 25%. Participants have a 100% per cent non-forfeitable interest in their individual accounts at all times.

Individual participant loans

Participant loans cannot exceed the lesser of 50% of the vested amounts in the participant's account under the Plan or $50,000. A participant may only have one loan outstanding and the loan is treated as a directed investment by the borrower with respect to his account. Interest paid on the loan is credited to the borrower's account and the participant does not share in the income of the Plan's assets with respect to the amounts borrowed and not yet repaid. General loans have a term of no more than five years except that a loan may be granted for a period not to exceed twenty-five years if the proceeds are used to purchase the participant's principal residence.

Termination

Effective March 1, 1994, this Plan will terminate and its assets will merge with other Rochester Telephone Corporation defined contribution plans to form the Rochester Tel Group Bargaining Unit Employees' Retirement Savings Plan. The trustee of this new plan will be the Putnam Fiduciary Trust Company.

Master Trust

The Plan investments are included in the Rochester Telephone Corporation Master Trust Fund (Master Trust) with five other deferred contribution plans of Rochester Telephone Corporation. The Plan's interest in the net assets of the Master Trust is the total of the specific interests of the individual participants in the Plan.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in all material respects.

Recognition of contributions and withdrawals

Contributions are recorded by the Plan when withheld from employees and accrued by the Company. Withdrawals are recorded by the Plan when a request for disbursement is received from the employee.

Administrative expenses

Expenses associated with the Plan are paid by the Company.

Valuation of investment assets

Plan assets are valued at fair market value as of the year-end date. Adjustments for unrealized appreciation or depreciation of such values are included in the operating results of the Plan.

Master Trust allocation basis

Investments and investment earnings of the Master Trust are allocated to each of the plans participating in the Master Trust based on the plan's proportional ownership interest as adjusted for contributions and withdrawals made by each plan.

NOTE 3 - FEDERAL INCOME TAX STATUS:

A determination letter from the Internal Revenue Service has not yet been received; however, the Company believes that the Plan is a qualified plan exempt from federal income taxes under Section 401 of the Internal Revenue Code.

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1993 is as follows:

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                          For the year ended December 31, 1993
                                                   ---------------------------------------------------------------------------------

                                                     Fund A         Fund B         Fund C       Fund D      Loan Fund       Total
                                                   -----------    -----------    -----------  -----------  -----------   -----------
Cash and short-term investments                    $   448,073    $    56,786    $    41,908  $     2,375                $   549,142
Employee contributions receivable                       85,337         57,768         17,162       18,424                    178,691
Rochester Telephone
 Corporation contributions receivable                   36,098         13,877          5,058        5,000                     60,033
Investments:
 Hartford Life Insurance Company Group Annuity
  Contracts, at cost - fixed rates of 8.00% with
  no specified maturity dates                       24,554,791                                                            24,554,791
 Principal Mutual Life Insurance Company Group
  Annuity Contract, at cost - fixed rate of 7.15%
  to mature at June 1998                             5,051,085                                                             5,051,085
 New York Life Insurance Company Group Annuity
  Contract, at cost - fixed rate of 5.60% to mature
  at June 1998                                       6,246,893                                                             6,246,893
 Prudential Insurance Company of America Group
  Annuity Contracts, at cost - fixed rates of 5.19%
  and 5.97% to mature at June 1997 and June 1999     7,194,288                                                             7,194,288
 John Hancock Mutual Life Insurance Company Group
  Annuity, at cost - fixed rate of 5.58% to mature
  at June 1998                                       6,239,801                                                             6,239,801
 Metropolitan Life Insurance Company Group Annuity
  Contract, at cost - fixed rate of 5.16% to mature
  at December 1997                                   6,381,425                                                             6,381,425
 Common stock of Rochester Telephone Corporation,
  at market value: 1993 - 608,963 shares at a cost
  of $17,047,227                                                   27,479,455                                             27,479,455
 American National Bank Equity Index Fund, at
  market value: 1993 - 27,974 shares at a cost
  of $3,373,962                                                                   3,934,575                                3,934,575
 Merrill Lynch Capital Fund, at market value:
  1993 - 161,296 shares at a cost of $4,166,304                                                4,687,134                   4,687,134
Participant loans                                                                                           $3,906,771     3,906,771
                                                   -----------    -----------    ----------   ----------    ----------   -----------

                                                    56,237,791     27,607,886     3,998,703    4,712,933     3,906,771    96,464,084
                                                   -----------    -----------    ----------   ----------    ----------   -----------
Accrued benefits                                       276,741         82,854        50,647       47,561                     457,803
Interfund payable (receivable)                         442,199       (358,990)       85,419     (168,628)
                                                   -----------    -----------    ----------   ----------    ----------   -----------

Net assets available for Plan benefits             $55,518,851    $27,884,022    $3,862,637   $4,834,000    $3,906,771   $96,006,281
                                                   ===========    ===========    ==========   ==========    ==========   ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
         (Continued)

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1992 is as follows:

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                     For the year ended December 31, 1992
                                                     -------------------------------------------------------------------------
                                                       Fund A       Fund B      Fund C      Fund D      Loan Fund     Total
                                                     ----------   ----------   ---------   ---------   -----------  ----------

Cash and short-term investments                     $   705,732  $    80,962  $   39,007  $   20,564               $   846,265

Investments:
   Hartford Life Insurance Company Group Annuity
    Contract, at cost - fixed rate of 8.00% with
    no specified maturity date                       47,758,093                                                     47,758,093
   Principal Mutual Life Insurance Company Group
    Annuity Contract, at cost - fixed rate of 7.15%
    to mature at June 1998                            4,739,013                                                      4,739,013
   Common stock of Rochester Telephone Corporation,
    at market value:
      1992 - 562,834 shares at a cost of
      $14,418,106                                                 20,051,064                                        20,051,064
   American National Bank Equity Index Fund,
    at market value:
      1992 - 15,346 shares at a cost of $1,711,346                             1,962,717                             1,962,717
   Merrill Lynch Capital Fund, at market value:
      1992 - 115,477 shares at a cost of $2,891,763                                        3,040,517                 3,040,517

Participant loans                                                                                      $3,405,640    3,405,640
                                                    -----------  -----------  ----------  ----------   ----------  -----------
Net assets available for Plan benefits              $53,202,838  $20,132,026  $2,001,724  $3,061,081   $3,405,640  $81,803,309
                                                    ===========  ===========  ==========  ==========   ==========  ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
         (Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                          For the year ended December 31, 1993
                                                          --------------------------------------------------------------------
                                                            Fund A      Fund B      Fund C     Fund D    Loan Fund    Total
                                                          ----------  -----------  ---------  ---------  ---------  ----------
Additions to net assets attributed to:
 Employee contributions                                  $ 4,146,445 $ 1,800,874  $  574,198 $  528,877            $ 7,050,394
 Rochester Telephone Corporation contributions             1,205,590     538,458     235,848    212,530              2,192,426
 Rollover contributions from other plans                      44,033      28,569      44,647     42,575                159,824
 Interest and dividend income                              3,638,211     933,958       1,134    187,225 $  252,842   5,013,370
 Net appreciation in fair value of participation units                 4,718,412     309,275    198,401              5,226,088
 Realized (loss) gain                                                   (120,036)        348    123,992                  4,304
 Participant loans                                                                                       1,916,270   1,916,270
 Participant loan repayments                               1,292,233     316,179      29,668     29,901              1,667,981
 Transfers from other plans in Master Trust                   24,438      26,692      10,051     10,285      2,187      73,653
 Transfers from other funds                                  456,072   1,361,626   1,182,052    870,176              3,869,926
                                                         ----------- -----------  ---------- ---------- ---------- -----------
    Total additions                                       10,807,022   9,604,732   2,387,221  2,203,962  2,171,299  27,174,236
                                                         ----------- -----------  ---------- ---------- ---------- -----------
Deductions from net assets attributed to:
 Withdrawals                                               3,865,224   1,018,840     210,829    348,541              5,443,434
 Participant loans                                         1,331,845     423,800      90,650     69,975              1,916,270
 Participant loan repayments                                                                             1,667,981   1,667,981
 Transfers to other plans in Master Trust                     62,793       4,602       1,537      2,534      2,187      73,653
 Transfers to other funds                                  3,231,147     405,494     223,292      9,993              3,869,926
                                                         ----------- -----------  ---------- ---------- ---------- -----------
    Total deductions                                       8,491,009   1,852,736     526,308    431,043  1,670,168  12,971,264
                                                         ----------- -----------  ---------- ---------- ---------- -----------
Increase in net assets                                     2,316,013   7,751,996   1,860,913  1,772,919    501,131  14,202,972
Net assets available for plan benefits:
 Plan equity, beginning of year                           53,202,838  20,132,026   2,001,724  3,061,081  3,405,640  81,803,309
                                                         ----------- -----------  ---------- ---------- ---------- -----------

 Plan equity, end of year                                $55,518,851 $27,884,022  $3,862,637 $4,834,000 $3,906,771 $96,006,281
                                                         =========== ===========  ========== ========== ========== ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
         (Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                         For the year ended December 31, 1992
                                                      --------------------------------------------------------------------------
                                                        Fund A       Fund B       Fund C      Fund D     Loan Fund      Total
                                                      -----------  -----------  ----------  -----------  ----------  -----------

Additions to net assets attributed to:
 Employee contributions                               $ 3,986,094  $ 1,271,074  $  289,619  $  338,115               $ 5,884,902
 Rochester Telephone Corporation contributions          1,795,958      479,003     164,132     206,331                 2,645,424
 Rollover contribution from individual plans into
  Master Trust                                         47,875,301   15,543,115     789,747   1,947,856                66,156,019
 Rollover contributions from other plans                  197,468      202,915     121,189      83,227                   604,799
 Interest and dividend income                           3,972,828      807,862         846     166,758                 4,948,294
 Net appreciation (depreciation) in fair value of
  participation units                                                1,918,019     134,517     (69,277)                1,983,259
 Realized gain                                                          43,533                  38,389                    81,922
 Participant loans                                                                                       $4,976,103    4,976,103
 Participant loan repayments                            1,223,895      317,793      12,307      16,468                 1,570,463
 Other income                                                  22        1,541                                             1,563
 Net transfers from other funds                           298,123      707,591     560,079     618,925                 2,184,718
                                                      -----------  -----------  ----------  ----------   ----------  -----------
    Total additions                                    59,349,689   21,292,446   2,072,436   3,346,792    4,976,103   91,037,466
                                                      -----------  -----------  ----------  ----------   ----------  -----------
Deductions from net assets attributed to:
 Withdrawals                                            2,589,913      548,748      11,045      20,438                 3,170,144
 Participant loans                                      1,608,450      411,475      51,275      44,300                 2,115,500
 Participant loan repayments                                                                              1,570,463    1,570,463
 Other expenses                                             1,365                                                          1,365
 Transfers to Supplemental Retirement Savings Plan                      12,339       1,955       1,496                    15,790
 Net transfers to other plans                             175,810          367                                           176,177
 Net transfers to other funds                           1,771,313      187,491       6,437     219,477                 2,184,718
                                                      -----------  -----------  ----------  ----------   ----------  -----------
    Total deductions                                    6,146,851    1,160,420      70,712     285,711    1,570,463    9,234,157
                                                      -----------  -----------  ----------  ----------   ----------  -----------
Net assets available for Plan benefits:
 Plan equity, end of year                             $53,202,838  $20,132,026  $2,001,724  $3,061,081   $3,405,640  $81,803,309
                                                      ===========  ===========  ==========  ==========   ==========  ===========

                       CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-44473) of our report dated February 18, 1994, for the Rochester Telephone Corporation Craft Savings Plan - II. Such report constitutes part of this Form 11-K, which appears as Exhibit 28-3 of the Annual Report of Rochester Telephone Corporation on Form 10-K for the year ended December 31, 1993.


      /s/PRICE WATERHOUSE
      PRICE WATERHOUSE

      Rochester, New York
      March 22, 1994

                                                                Exhibit 28.4

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 11-K

                                 ANNUAL REPORT
                          Pursuant to Section 15(d) of
                      The Securities Exchange Act of 1934

                  For the Fiscal Year Ended December 31, 1993
                         Commission File Number 1-4166

                        ROCHESTER TELEPHONE CORPORATION
                         RETIREMENT SAVINGS PROGRAM FOR
              ROCHESTER TELEPHONE CORPORATION SUBSIDIARY COMPANIES
                              (Full name of plan)

                        ROCHESTER TELEPHONE CORPORATION
                         (Name of issuer of securities
                           held pursuant to the plan)

                            180 South Clinton Avenue
                        Rochester, New York  14646-0700
                    (Address of principal executive offices)

                              REQUIRED INFORMATION

In accordance with the applicable provisions of Article 6A of Regulation S-X, the following financial statements are filed as part of this Report.

          Report of Independent Accountants
          Statements of Net Assets Available for Plan Benefits
           at December 31, 1993 and 1992
          Statements of Changes in Net assets Available for
           Plan Benefits for the years ended December 31, 1993 and 1992 Notes to Financial Statements

The following exhibit is filed as part of this Report.

          Consent of Independent Accountants

ROCHESTER TELEPHONE
CORPORATION
RETIREMENT SAVINGS PROGRAM FOR
ROCHESTER TELEPHONE CORPORATION
SUBSIDIARY COMPANIES
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 1993 AND 1992

ROCHESTER TELEPHONE CORPORATION
RETIREMENT SAVINGS PROGRAM FOR ROCHESTER TELEPHONE
CORPORATION SUBSIDIARY COMPANIES

INDEX TO FINANCIAL STATEMENTS
- - - ------------------------------------------------------------------------------




Report of Independent Accountants


Statements of Net Assets Available for Plan Benefits at December 31, 1993 and
1992


Statements of Changes in Net Assets Available for Plan Benefits for the years ended December 31, 1993 and 1992


Notes to Financial Statements







                 *          *          *          *          *



          (ALL OTHER SCHEDULES ARE NOT REQUIRED OR NOT APPLICABLE.)

                       REPORT OF INDEPENDENT ACCOUNTANTS


      February 18, 1994


      To the Board of Directors of
      Rochester Telephone Corporation and
      Participants in the Retirement Savings
      Program for Rochester Telephone Corporation
      Subsidiary Companies


      In our opinion, the accompanying statements of net assets available for plan benefits and the related statements of changes in net assets available for plan benefits present fairly, in all material respects, the financial position of the Retirement Savings Program for Rochester Telephone Corporation Subsidiary Companies at December 31, 1993 and 1992, and the changes in its financial position for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



     /s/PRICE WATERHOUSE
        PRICE WATERHOUSE

ROCHESTER TELEPHONE CORPORATION
RETIREMENT SAVINGS PROGRAM FOR ROCHESTER TELEPHONE CORPORATION
SUBSIDIARY COMPANIES

STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - ------------------------------------------------------------------------------

                                                           December 31, 1993                        December 31, 1992
                                         ----------------------------------------------  -------------------------------------------

                                         Fund A   Fund B    Fund C   Fund D     Total    Fund A    Fund B   Fund C   Fund D   Total
                                         -------  -------  --------  -------  ---------  -------  --------  -------  ------  -------

Contributions receivable                $ 14,799 $  9,582  $  6,351 $  7,617 $   38,349 $ 13,391  $  4,910  $ 1,748 $ 3,411 $ 23,460


Investment in the Rochester Telephone
 Corporation Master Trust Fund, at
 market value                            575,344  321,060   173,726  180,771  1,250,901  377,694   159,538   92,788  59,717  689,737
                                        -------- --------  -------- -------- ---------- --------  --------  ------- ------- --------
Net assets available for Plan benefits  $590,143 $330,642  $180,077 $188,388 $1,289,250 $391,085  $164,448  $94,536 $63,128 $713,197
                                        ======== ========  ======== ======== ========== ========  ========  ======= ======= ========


The accompanying notes are an integral part of these consolidated financial statements.

ROCHESTER TELEPHONE CORPORATION
RETIREMENT SAVINGS PROGRAM FOR ROCHESTER TELEPHONE CORPORATION
SUBSIDIARY COMPANIES

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                         December 31, 1993                      December 31, 1992
                                    ------------------------------------------------  ----------------------------------------------

                                     Fund A    Fund B    Fund C   Fund D     Total     Fund A    Fund B   Fund C   Fund D    Total
                                    --------  --------  --------  -------   --------  --------  --------  -------  -------  --------

 Additions to net assets attributed
  to:
   Employee contributions           $180,435  $100,290  $ 58,951 $ 73,698   $413,374  $147,557  $ 42,106  $23,373  $36,173  $249,209
   Earnings from participation in
    Master Trust                      32,290    55,106    11,964   13,071    112,431    22,790    23,216    7,309    2,532    55,847
   Rollover contributions from other
    plans                             13,371     8,906    23,576   27,594     73,447     7,624    69,054   50,890            127,568
   Transfers from other funds          4,359    22,414     6,534   19,110     52,417               9,513    1,544             11,057
                                    --------   -------  -------- --------   --------  --------  --------  -------  -------  --------
      Total additions                230,455   186,716   101,025  133,473    651,669   177,971   143,889   83,116   38,705   443,681
                                    --------   -------  -------- --------   --------  --------  --------  -------  -------  --------
Deductions from net assets
 attributed to:
   Withdrawals                         9,614     5,382     2,270       82     17,348     1,041                                 1,041
   Transfers to other plans in
     Master Trust                        571     1,209     1,537    2,534      5,851     4,159
   Transfers to other funds           21,212    13,931    11,677    5,597     52,417                        1,345    5,553    11,057
                                    --------   -------  -------- --------    -------  --------  --------  -------  -------   -------
      Total deductions                31,397    20,522    15,484    8,213     75,616     5,200              1,345    5,553    12,098
                                    --------   -------  -------- --------    -------  --------  --------  -------  -------   -------

Increase in net assets               199,058   166,194    85,541  125,260    576,053   172,771   143,889   81,771   33,152   431,583
Net assets available for
 plan benefits:
   Plan equity, beginning of year    391,085   164,448    94,536   63,128    713,197   218,314    20,559   12,765   29,976   281,614
                                    --------  --------  -------- --------  ---------  --------  --------  -------  -------   -------

   Plan equity, end of year         $590,143  $330,642  $180,077 $188,388 $1,289,250  $391,085  $164,448  $94,536  $63,128  $713,197
                                    ========  ========  ======== ======== ==========  ========  ========  =======  =======  ========



The accompanying notes are an integral part of these financial statements.

ROCHESTER TELEPHONE CORPORATION
RETIREMENT SAVINGS PROGRAM FOR
ROCHESTER TELEPHONE CORPORATION
SUBSIDIARY COMPANIES

NOTES TO FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------

NOTE 1 - DESCRIPTION OF THE PLAN:

The Retirement Savings Program for Rochester Telephone Corporation Subsidiary Companies (the "Plan") is a defined contribution plan established by the Board of Directors of Rochester Telephone Corporation (the "Company") effective December 19, 1990. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan provides participants the option of having their basic and supplemental contributions to the Plan made on a salary reduction basis and thus the tax attributes are on a deferred tax basis. The principal provisions of the Plan are described below.

Participation

All employees of a participating company of Rochester Telephone Corporation who are not eligible to participate in another 401(k) plan are eligible to participate, except employees subject to a collective bargaining agreement providing retirement benefits under another plan.

Administration

The Plan is administered by the Subsidiaries' Employees' Benefit Committee whose members are appointed by the Company's Board of Directors. The trustee of the Plan is Marine Midland Bank, N.A.

Funding policy

The Plan consists of four separate funds. Fund A consists of various group annuity contracts. Fund B is a stock investment fund consisting of Rochester Telephone Corporation's common stock. Fund C is the American National Bank Equity Index Fund, which holds stocks listed on the Standard and Poors 500 Index. Fund D is the Merrill Lynch Capital Fund, a diversified securities fund.

The Plan provides that each participant may voluntarily make contributions through a salary reduction agreement for whatever whole percentage a participant chooses, minimum of 2% up to a maximum of 16%, subject to maximum contribution provisions imposed by the Internal Revenue Code under Section 401(k). The participant's voluntary non-deductible contributions for a plan year shall not when added to the participant's tax-deferred contributions exceed 16% of the participant's compensation. Rochester Telephone Corporation does not contribute to this Plan except to the extent of transmitting contributions to the trustee.

Individual accounts which record the participants' contributions, the earnings on all contributions and the amount of the participant's interest in each fund are maintained for each participant.

                                      -2-
Termination

Effective March 1, 1994, this Plan will terminate and its assets will merge with other Rochester Telephone Corporation defined contribution plans to form the Rochester Tel Group Employees' Retirement Savings Plan. The trustee of this new plan will be the Putnam Fiduciary Trust Company.

Master Trust

Effective January 1, 1992, the Plan investments were transferred into the Rochester Telephone Corporation Master Trust Fund (Master Trust). The Master Trust includes five other defined contribution plans of Rochester Telephone Corporation. The Plan's interest in the net assets of the Master Trust is the total of the specific interests of the individual participants in the Plan.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in all material respects.

Recognition of contributions and withdrawals

Contributions are recorded by the Plan when withheld from employees and accrued by the Company. Withdrawals are recorded by the Plan when a request for disbursement is received from the employee.

Administrative expenses

Expenses associated with the Plan are paid by the Company.

Valuation of investment assets

Plan assets are valued at fair market value as of the year-end date. Adjustments for unrealized appreciation or depreciation of such values are included in the operating results of the Plan.

Master Trust allocation basis

Investments and investment earnings of the Master Trust are allocated to each of the plans participating in the Master Trust based on the plan's proportional ownership interest as adjusted for contributions and withdrawals made by each plan.

NOTE 3 - FEDERAL INCOME TAX STATUS:

A determination letter from the Internal Revenue Service has not yet been received; however, the Company believes that the Plan is a qualified plan exempt from federal income taxes under Section 401 of the Internal Revenue Code.

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER
TRUST FUND:

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1993 is as follows:

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                         For the year ended December 31, 1993
                                                           -----------------------------------------------------------------------
                                                           Fund A       Fund B        Fund C      Fund D      Loan Fund      Total
                                                           ------       ------        ------      ------      ---------      -----

Cash and short-term investments                      $    448,073   $    56,786  $    41,908  $     2,375               $    549,142

Employee contributions receivable                          85,337        57,768       17,162       18,424                    178,691

Rochester Telephone
 Corporation contributions receivable                      36,098        13,877        5,058        5,000                     60,033

Investments:
  Hartford Life Insurance Company Group Annuity
  Contracts, at cost - fixed rates of 8.00%
  With no specified maturity dates                     24,554,791                                                         24,554,791


Principal Mutual Life Insurance Company Group
  Annuity Contract, at cost - fixed rate of 7.15%
  to mature at June 1998                                5,051,085                                                          5,051,085

New York Life Insurance Company Group Annuity
  Contract, at cost - fixed rate of 5.60%
  to mature at June 1998                                6,246,893                                                          6,246,893

Prudential Insurance Company of America Group Annuity
  Contracts, at cost - fixed rates of 5.19% and 5.97%
  to mature at June 1997 and June 1999                  7,194,288                                                          7,194,288

John Hancock Mutual Life Insurance Company Group
  Annuity, at cost - fixed rate of 5.58% to mature
  at June 1998                                          6,239,801                                                          6,239,801

Metropolitan Life Insurance Company Group Annuity
  Contract, at cost - fixed rate of 5.16% to mature
  at December 1997                                      6,381,425                                                          6,381,425


Common stock of Rochester Telephone Corporation,
  at market value:
  1993 - 608,963 shares at a cost of $17,047,227                     27,479,455                                           27,479,455

American National Bank Equity Index Fund, at market
  value:
  1993 - 27,974 shares at a cost of $3,373,962                                     3,934,575                               3,934,575

Merrill Lynch Capital Fund, at market value:
  1993 - 161,296 shares at a cost of $4,166,304                                                 4,687,134                  4,687,134

Participant loans                                                                                            3,906,771     3,906,771
                                                     ------------  ------------  -----------  -----------  -----------  ------------
                                                       56,237,791    27,607,886    3,998,703    4,712,933    3,906,771    96,464,084
                                                     ------------  ------------  -----------  -----------  -----------  ------------
Accrued benefits                                          276,741        82,854       50,647       47,561                    457,803
Interfund payable (receivable)                            442,199      (358,990)      85,419     (168,628)
                                                     ------------  ------------  -----------  -----------  -----------  ------------

Net assets available for Plan benefits               $ 55,518,851  $ 27,884,022  $ 3,862,637  $ 4,834,000  $ 3,906,771  $ 96,006,281
                                                     ============  ============  ===========  ===========  ===========  ============


NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
         (Continued)

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1992 is as follows:

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS


                                                                           For the year ended December 31, 1992
                                                           -----------------------------------------------------------------------
                                                           Fund A       Fund B        Fund C      Fund D      Loan Fund      Total
                                                           ------       ------        ------      ------      ---------      -----

Cash and short-term investments                      $    705,732  $     80,962  $    39,007  $    20,564               $    846,265


 Investments:
   Hartford Life Insurance Company Group Annuity
    Contract, at cost - fixed rate of 8.00% with no
    specified maturity date                            47,758,093                                                         47,758,093

   Principal Mutual Life Insurance Company Group
    Annuity Contract, at cost - fixed rate of 7.15%
    to mature at June 1998                              4,739,013                                                          4,739,013

   Common stock of Rochester Telephone Corporation,
    at market value:
      1992 - 562,834 shares at a cost of $14,418,106                 20,051,064                                           20,051,064

   American National Bank Equity Index Fund,
    at market value:
      1992 - 15,346 shares at a cost of $1,711,346                                 1,962,717                               1,962,717

   Merrill Lynch Capital Fund, at market value:
      1992 - 115,477 shares at a cost of $2,891,763                                             3,040,517                  3,040,517


Participant loans                                                                                          $ 3,405,640     3,405,640
                                                     ------------  ------------  -----------  ----------   -----------  ------------

Net assets available for Plan benefits               $ 53,202,838  $ 20,132,026  $ 2,001,724  $ 3,061,081  $ 3,405,640  $ 81,803,309
                                                     ============  ============  ===========  ===========  ===========  ============


NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
         (Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS


                                                                         For the year ended December 31, 1993
                                                        ------------------------------------------------------------------------
                                                        Fund A       Fund B        Fund C       Fund D     Loan Fund       Total
                                                        ------       ------        ------       ------     ---------       -----
Additions to net assets attributed to:
 Employee contributions                              $  4,146,445  $  1,800,874  $   574,198  $   528,877               $  7,050,394
 Rochester Telephone Corporation contributions          1,205,590       538,458      235,848      212,530                  2,192,426
 Rollover contributions from other plans                   44,033        28,569       44,647       42,575                    159,824
 Interest and dividend income                           3,638,211       933,958        1,134      187,225  $   252,842     5,013,370
 Net appreciation in fair value of participation
  units                                                               4,718,412      309,275      198,401                  5,226,088
 Realized (loss) gain                                                  (120,036)         348      123,992                      4,304
 Participant loans                                                                                           1,916,270     1,916,270
 Participant loan repayments                            1,292,233       316,179       29,668       29,901                  1,667,981
 Transfers from other plans in Master Trust                24,438        26,692       10,051       10,285        2,187        73,653
 Transfers from other funds                               456,072     1,361,626    1,182,052      870,176                  3,869,926
                                                     ------------  ------------  -----------  -----------  -----------  ------------
    Total additions                                    10,807,022     9,604,732    2,387,221    2,203,962    2,171,299    27,174,236
                                                     ------------  ------------  -----------  -----------  -----------  ------------
Deductions from net assets attributed to:
 Withdrawals                                            3,865,224     1,018,840      210,829      348,541                  5,443,434
 Participant loans                                      1,331,845       423,800       90,650       69,975                  1,916,270
 Participant loan repayments                                                                                 1,667,981     1,667,981
 Transfers to other plans in Master Trust                  62,793         4,602        1,537        2,534        2,187        73,653
 Transfers to other funds                               3,231,147       405,494      223,292        9,993                  3,869,926
                                                     ------------  ------------  -----------  -----------  -----------  ------------
    Total deduction                                     8,491,009     1,852,736      526,308      431,043    1,670,168    12,971,264
                                                     ------------  ------------  -----------  -----------  -----------  ------------
Increase in net assets                                  2,316,013     7,751,996    1,860,913    1,772,919      501,131    14,202,972
Net assets available for plan benefits:
 Plan equity, beginning of year                        53,202,838    20,132,026    2,001,724    3,061,081    3,405,640    81,803,309
                                                     ------------  ------------  -----------  -----------  -----------  ------------
 Plan equity, end of year                            $ 55,518,851  $ 27,884,022  $ 3,862,637  $ 4,834,000  $ 3,906,771  $ 96,006,281
                                                     ============  ============  ===========  ===========  ===========  ============


NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
         (Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                         For the year ended December 31, 1992
                                                        -----------------------------------------------------------------------
                                                        Fund A       Fund B        Fund C      Fund D      Loan Fund       Total
                                                        ------       ------        ------      ------      ---------       -----

Additions to net assets attributed to:
 Employee contributions                              $  3,986,094  $  1,271,074  $   289,619  $   338,115               $  5,884,902
 Rochester Telephone Corporation contributions          1,795,958       479,003      164,132      206,331                  2,645,424
 Rollover contribution from individual plans into
  Master Trust                                         47,875,301    15,543,115      789,747    1,947,856                 66,156,019
 Rollover contributions from other plans                  197,468       202,915      121,189       83,227                    604,799
 Interest and dividend income                           3,972,828       807,862          846      166,758                  4,948,294
 Net appreciation (depreciation) in fair value of
  participation units                                                 1,918,019      134,517      (69,277)                 1,983,259
 Realized gain                                                           43,533                    38,389                     81,922
 Participant loans                                                                                         $ 4,976,103     4,976,103
 Participant loan repayments                            1,223,895       317,793       12,307       16,468                  1,570,463
 Other income                                                  22         1,541                                                1,563
 Net transfers from other funds                           298,123       707,591      560,079      618,925                  2,184,718
                                                     ------------  ------------  -----------  -----------  -----------  ------------
    Total additions                                    59,349,689    21,292,446    2,072,436    3,346,792    4,976,103    91,037,466
                                                     ------------  ------------  -----------  -----------  -----------  ------------

Deductions from net assets attributed to:
 Withdrawals                                            2,589,913       548,748       11,045       20,438                  3,170,144
 Participant loans                                      1,608,450       411,475       51,275       44,300                  2,115,500
 Participant loan repayments                                                                                 1,570,463     1,570,463
 Other expenses                                             1,365                                                              1,365
 Transfers to Supplemental Retirement Savings Plan                       12,339        1,955        1,496                     15,790
 Net transfers to other plans                             175,810           367                                              176,177
 Net transfers to other funds                           1,771,313       187,491        6,437      219,477                  2,184,718
                                                     ------------  ------------  -----------  -----------  -----------  ------------
    Total deductions                                    6,146,851     1,160,420       70,712      285,711    1,570,463     9,234,157
                                                     ------------  ------------  -----------  -----------  -----------  ------------
Net assets available for Plan benefits:
 Plan equity, end of year                            $ 53,202,838  $ 20,132,026  $ 2,001,724  $ 3,061,081  $ 3,405,640  $ 81,803,309
                                                     ============  ============  ===========  ===========  ===========  ============


                     CONSENT OF INDEPENDENT ACCOUNTANTS



      We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-38310) of our report dated February 18, 1994, for the Rochester Telephone Corporation Retirement Savings Program for Rochester Telephone Corporation Subsidiary Companies. Such report constitutes part of this Form 11-K, which appears as Exhibit 28-4 of the Annual Report of Rochester Telephone Corporation on Form 10-K for the year ended December 31, 1993.


      /s/PRICE WATERHOUSE
      PRICE WATERHOUSE


      Rochester, New York
      March 22,  1994

                                                                Exhibit 28.5

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 11-K

                                 ANNUAL REPORT
                          Pursuant to Section 15(d) of
                      The Securities Exchange Act of 1934

                  For the Fiscal Year Ended December 31, 1993
                         Commission File Number 1-4166

                        ROCHESTER TELEPHONE CORPORATION
                            VISTA TELEPHONE COMPANY
                            RETIREMENT SAVINGS PLAN
                              (Full name of plan)

                        ROCHESTER TELEPHONE CORPORATION
                         (Name of issuer of securities
                           held pursuant to the plan)

                            180 South Clinton Avenue
                        Rochester, New York  14646-0700
                    (Address of principal executive offices)

                              REQUIRED INFORMATION

In accordance with the applicable provisions of Article 6A of Regulation S-X, the following financial statements are filed as part of this Report.

          Report of Independent Accountants
          Consolidated Statements of Net Assets Available for Plan Benefits
           for the Year Ended December 31, 1993 and 1992
          Consolidated Statements of Changes in Net assets Available for
           Plan Benefits for the Years Ended December 31, 1993 and 1992 Consolidated Notes to Financial Statements
          Consolidated Statement of Investments Held at December 31, 1993 Consolidated 1993 Reportable Transactions

The following exhibit is filed as part of this Report.

          Consent of Independent Accountants

ROCHESTER TELEPHONE
CORPORATION
VISTA TELEPHONE COMPANY
RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY
RETIREMENT SAVINGS PLAN FOR
BARGAINING UNIT EMPLOYEES
CONSOLIDATED FINANCIAL STATEMENTS
AND SCHEDULES
DECEMBER 31, 1993 AND 1992

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES
- - - --------------------------------------------------------------------------------




Report of Independent Accountants


Consolidated Statements of Net Assets Available for Plan Benefits at December 31, 1993 and 1992


Consolidated Statements of Changes in Net Assets Available for Plan Benefits for the years ended December 31, 1993 and 1992


Consolidated Notes to Financial Statements


Schedule A - Consolidated Statement of Investments held at December 31, 1993


Schedule B - Consolidated 1993 Reportable Transactions



                      *       *       *       *       *

          (All other schedules are not required or not applicable.)

                       REPORT OF INDEPENDENT ACCOUNTANTS



      February 18, 1994


      To the Board of Directors of
      Rochester Telephone Corporation and
      Participants in the Vista Telephone Company
      Retirement Savings Plan and the
      Vista Telephone Company Retirement Savings
      Plan for Bargaining Unit Employees


      In our opinion, the accompanying consolidated statements of net assets available for plan benefits and the related consolidated statements of changes in net assets available for plan benefits present fairly, in all material respects, the financial position of the Vista Telephone Company Retirement Savings Plan and the Vista Telephone Company Retirement Savings Plan for Bargaining Unit Employees at December 31, 1993 and 1992, and the changes in its financial position for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of the financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

      Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in Schedules A through B is presented for purposes of additional analysis and is not a required part of the basic financial statements but is additional information required by ERISA. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


      /s/PRICE WATERHOUSE
         PRICE WATERHOUSE

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES

CONSOLIDATED STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                               December 31, 1993
                                       -------------------------------------------------------------------
                                                                                       Loan
                                         Fund A      Fund B      Fund C     Fund D     Fund       Total
                                       ----------  ----------  ----------  --------  --------  -----------
Cash and short-term investments        $      633  $   10,133  $    7,664  $ 10,904               $ 29,334
Contributions receivable                   80,124      88,338      22,667    12,498                203,627
Accrued loan repayments                    11,621      13,246       2,697     1,210                 28,774
Interest receivable                           119         116          31        37                    303
Investments:
  Investment contracts, at cost                     4,548,440                                    4,548,440
  Common stock of Rochester Telephone
   Corporation, at market value -
     1993 - 91,758 shares at cost of
      $3,005,799
     1992 - 87,280 shares at cost
     of $2,660,038                       4,140,580                                                4,140,580
 American National Bank Equity
 Index Fund, at market value -
    1993 - 4,516 shares at cost
    of $513,500
    1992 - 3,801 shares at cost
    of $418,500                                                             635,289                635,289
 Investment in the Merrill Lynch
  Capital Fund, at market value -
    1993 - 39,026 shares at cost
    of $1,019,743
    1992 - 39,586 shares at cost
    of $1,052,616                                               1,175,376                        1,175,376
Participant loans                                                                    $426,990      426,990
                                       ----------  ----------  ----------  --------  --------  -----------
                                        4,233,077   4,660,273   1,208,435   659,938   426,990   11,188,713
                                       ----------  ----------  ----------  --------  --------  -----------
Accrued benefits                           13,713      58,086       5,228       129                 77,156
Accrued loans                               6,221       2,821       1,900     1,558                 12,500
Interfund payable (receivable)            103,810     (51,589)    (19,703)  (32,518)
Forfeitures                                   692       2,327         418       592                  4,029
                                       ----------  ----------  ----------  --------  --------  -----------
    Net assets available for
     Plan benefits                     $4,108,641  $4,648,628  $1,220,592  $690,177  $426,990  $11,095,028
                                       ==========  ==========  ==========  ========  ========  ===========

                                                               December 31, 1992
                                       -------------------------------------------------------------------
                                                                                       Loan
                                         Fund A      Fund B      Fund C     Fund D     Fund       Total
                                       ----------  ----------  ----------  --------  --------  -----------
Cash and short-term investments           $ 7,981  $  160,122  $    6,426  $  4,581              $179,110
Contributions receivable                   68,528     110,857      28,917    11,184               219,486
Accrued loan repayments                     8,767      11,509       3,214       972                24,462
Interest receivable                            48          34          23        15                   120
Investments:
  Investment contracts, at cost                     4,780,091                                   4,780,091
  Common stock of Rochester Telephone
   Corporation, at market value -
    1993 - 91,758 shares at cost of
    $3,005,799
    1992 - 87,280 shares at cost
    of $2,660,038                       3,109,350                                               3,109,350
 American National Bank Equity
 Index Fund, at market value -
    1993 - 4,516 shares at cost
    of $513,500
    1992 - 3,801 shares at cost
    of $418,500                                                             486,217               486,217
 Investment in the Merrill Lynch
  Capital Fund, at market value -
    1993 - 39,026 shares at cost
    of $1,019,743
    1992 - 39,586 shares at cost
    of $1,052,616                                               1,070,431                       1,070,431
Participant loans                                                                    $393,916     393,916
                                       ----------  ----------  ----------  --------  --------  ----------
                                        3,194,674   5,062,613   1,109,011   502,969   393,916  10,263,183
                                       ----------  ----------  ----------  --------  --------  ----------
Accrued benefits                            3,737      22,098         197                          26,032
Accrued loans                               1,264       4,358         381       197                 6,200
Interfund payable (receivable)              5,018       5,175     (22,612)   12,419
Forfeitures
                                       ----------  ----------  ----------  --------  --------  ----------
    Net assets available for
     Plan benefits                     $3,184,655  $5,030,982  $1,131,045  $490,353  $393,916 $10,230,951
                                       ==========  ==========  ==========  ========  ========  ==========

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                           For the year ended December 31,
                                         -------------------------------------------------------------------
                                                                        1993
                                         -------------------------------------------------------------------
                                                                                         Loan
                                           Fund A      Fund B      Fund C     Fund D     Fund       Total
                                         ----------  ----------  ----------  --------  --------  -----------
Additions to net assets attributed to:
  Participating employees                $  429,380  $  542,979  $  159,958  $ 78,762             $1,211,079
  Vista Telephone Company
   contributions                            302,906     395,275     110,077    55,082                863,340
  Rollovers from other plans                 11,659       4,983       9,628    10,169                 36,439
  Interest income                             2,119     362,318         780       615                365,832
  Dividend income                           141,939      43,921                                      185,860
  Unrealized appreciation of
   investments                              894,759                 114,481    54,023              1,063,263
  Realized (loss) gain                       (1,947)                                                  (1,947)
  Participant loans                                                                    $197,475      197,475
  Participant loan interest income           11,930      13,178       3,297     1,315                 29,720
  Participant loan repayments                62,861      71,734      19,836     9,970                164,401
  Net transfers from other funds            194,765                            51,679                246,444
                                         ----------  ----------  ----------  --------  --------  -----------
              Total additions             2,050,371   1,390,467     461,978   261,615   197,475    4,361,906

Deductions from net assets
 attributed to:
  Withdrawals                             1,054,725   1,443,956     320,089    49,485              2,868,255
  Participant loans                          65,606     100,411      20,617    10,841                197,475
  Participant loan repayments                                                           164,401      164,401
  Forfeitures                                 6,054      10,112       3,623     1,465                 21,254
  Net transfers to other funds                          218,342      28,102                          246,444
                                         ----------  ----------  ----------  --------  --------  -----------
              Total deductions            1,126,385   1,772,821     372,431    61,791   164,401    3,497,829
                                         ----------  ----------  ----------  --------  --------  -----------
Increase (decrease) in net assets           923,986    (382,354)     89,547   199,824    33,074      864,077
Net assets available for Plan benefits:
  Plan equity, beginning of year          3,184,655   5,030,982   1,131,045   490,353   393,916   10,230,951
                                         ----------  ----------  ----------  --------  --------  -----------

  Plan equity, end of year               $4,108,641  $4,648,628  $1,220,592  $690,177  $426,990  $11,095,028
                                         ==========  ==========  ==========  ========  ========  ===========

                                                            For the year ended December 31,
                                         -------------------------------------------------------------------
                                                                         1992
                                         -------------------------------------------------------------------
                                                                                          Loan
                                           Fund A      Fund B     Fund C     Fund D       Fund        Total
                                         ----------  ----------  ----------  --------  ----------   --------
Additions to net assets attributed to:
  Participating employees                $  374,369   $  595,878  $  164,141  $ 69,138             1,203,526
  Vista Telephone Company
   contributions                            275,203      448,438     115,522    48,899               888,062
  Rollovers from other plans                  2,696        6,689       3,989     3,473                16,847
  Interest income                             1,018      322,295         511       367               324,191
  Dividend income                           116,497                   27,811    13,821               158,129
  Unrealized appreciation of
   investments                              315,492                   22,600    19,866               357,958
  Realized (loss) gain                          376                              2,482                 2,858
  Participant loans                                                                    $ 249,038     249,038
  Participant loan interest income           10,936       13,064       3,179       700                27,879
  Participant loan repayments                31,424       49,394      12,616     3,130                96,564
  Net transfers from other funds                         150,308                                     150,308
                                         ----------   ----------  ----------  -------- ---------  ----------
              Total additions             1,128,011    1,586,066     350,369   161,876   249,038   3,475,360

Deductions from net assets
 attributed to:
  Withdrawals
  Participant loans                          95,202      157,556       9,626     6,172               268,556
  Participant loan repayments                63,956      138,863      31,034    15,185               249,038
  Forfeitures                                                                             96,565      96,565
  Net transfers to other funds
                                             21,683                   56,957    71,668               150,308
                                         ----------   ----------  ----------  --------  ----------  --------
              Total deductions              180,841      296,419      97,617    93,025    96,565     764,467
                                         ----------   ----------  ----------  --------  ----------  --------
Increase (decrease) in net assets
Net assets available for Plan benefits:     947,170    1,289,647     252,752    68,851   152,473   2,710,893
  Plan equity, beginning of year          2,237,485    3,741,335     878,293   421,502   241,443   7,520,058
                                         ----------   ----------  ----------  --------  ---------- ---------

  Plan equity, end of year               $3,184,655   $5,030,982  $1,131,045  $490,353 $ 393,916 $10,230,951
                                         ==========   ==========  ==========  ========  ========= ==========


The accompanying notes are an integral part of these consolidated financial statements.

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------


NOTE 1 - DESCRIPTION OF THE PLAN:

Effective June 20, 1991, the Board of Directors of Rochester Telephone Corporation (the "Company") established two retirement savings plans for Vista Corporation. These were the Vista Telephone Company Retirement Savings Plan, which was established for non-bargaining employees of the two companies, and the Vista Telephone Company Retirement Savings Plan for Bargaining Unit Employees, which was established for the bargaining unit employees of the two companies. Each plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The two plans currently have identical provisions. As permitted by ERISA the plans are being administered as one plan. These financial statements consolidate the two plans (the "Plans").

Participation

All employees of Vista Telephone Company of Iowa and the Vista Telephone Company of Minnesota who are in the Communications Workers of America (CWA) Locals 7171 and 7270 and who have been employed for at least six months are eligible to participate in the Vista Telephone Company Retirement Savings Plan for Bargaining Unit Employees. All other employees who have been employed for at least six months are eligible to participate in the Vista Telephone Company Retirement Savings Plan.

Administration

The Plans are administered by the Vista Employees' Benefit Committee whose members are appointed by the Company's Board of Directors. The trustee of the Plans is FirsTier Bank, N.A.

Funding policy

The Plans consist of four separate funds. Fund A is a stock investment fund consisting of Rochester Telephone Corporation's common stock. Fund B consists of various group annuity contracts. Fund C is the Merrill Lynch Capital Fund, a diversified securities fund. Fund D is the American National Bank Equity Fund, which holds stocks listed on the Standard and Poors 500 Index.

The Plans provide that participants may voluntarily make a basic contribution which cannot exceed six per cent of their basic pay. Any participant who contributes the maximum basic contribution may make a supplemental contribution which, when added to the basic contribution, cannot exceed sixteen per cent of the participant's basic pay. In addition, the Company contributes an amount equal to 70 per cent of each participant's basic contribution. All participant contributions are subject to the limitations set forth in Section 401 of the current tax code.

Individual participant loans

Participant loans cannot exceed the lesser of 50% of the vested amounts in the participant's account under the Plans or $50,000. A participant may have two loans outstanding and the loans are treated as directed investments by the borrower with respect to his account. Interest paid on the loan is credited to the borrower's account and the participant does not share in the income of the Plans' assets with respect to the amounts borrowed and not yet repaid. General loans have a term of no more than five years except that a loan may be granted for a period not to exceed ten years if the proceeds are used to purchase the participant's principal residence.

Termination

Effective March 1, 1994, this Plan will terminate and its assets will merge with other Rochester Telephone Corporation defined contribution plans to form the Rochester Tel Group Employees Retirement Savings Plan. The trustee of this new plan will be the Putnam Fiduciary Trust Company.

Forfeitures

Amounts relating to Vista's contributions made to non-vested participants who were subsequently terminated in 1993 are paid back to the companies.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in all material respects.

Recognition of contributions and withdrawals

Contributions are recorded by the Plans when withheld from employees and accrued by the Company. Withdrawals are recorded by the Plans when a request for disbursement is received from the employee.

Administrative expenses

Expenses associated with the Plans are paid by the Company.

Valuation of investment assets

The Plans' assets are valued at fair market value as of the year-end date.

NOTE 3 - FEDERAL INCOME TAX STATUS:

The Company is in receipt of a determination letter from the Internal Revenue Service which states that the Plan is a qualified plan exempt from Federal income taxes under Section 401 of the Internal Revenue Code.

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES
FINANCIAL STATEMENTS AND SCHEDULES


CONSOLIDATED STATEMENT OF INVESTMENTS HELD                            SCHEDULE A
- - - --------------------------------------------------------------------------------

                                                                                                           Shares         Current
                                                                                                         Outstanding       Value
                                                             Interest         Maturity                   December 31,   December 31,
Identity of Issuer              Description of Investment      Rate             Date           Cost          1993           1993
- - - ------------------              -------------------------      ----             ----           ----          ----           ----
Fixed Income Fund:
  John Hancock (1)            Guaranteed Investment Contract   5.93%        December 1998      N/A           N/A        $   756,376

  Metropolitan Life (1)       Guaranteed Investment Contract   7.10%        December 1994      N/A           N/A          1,009,248
                                                                                 to
                                                                            December 1997

  Continental Assurance (1)   Guaranteed Investment Contract   8.88%        August 1995        N/A           N/A          1,094,966

  The Principal Financial
    Group (1)                 Guaranteed Investment Contract   7.70%        December 1997      N/A           N/A          1,687,850

Common Stock Fund:
  Rochester Telephone
    Corporation               Common Stock                      N/A             N/A         $ 3,005,799     91,758        4,140,580

Pooled Funds:
  American National Bank      Index Fund                        N/A             N/A         $   513,500      4,516          635,289

  Merrill Lynch               Capital Fund                      N/A             N/A         $ 1,019,743     39,026        1,175,376
                                                                                                                        -----------
                                                                                                                        $10,499,685
                                                                                                                        ===========
Individual Participant Loans:
  Plan Trustee                Individual Participant Loans  Prime less 1/4%   Various          N/A           N/A        $   426,990
                                                                                                                        ===========

(1) Represents contract value at December 31, 1993.

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES
FINANCIAL STATEMENTS AND SCHEDULES

1993 CONSOLIDATED REPORTABLE TRANSACTIONS
SUMMARY OF TRANSACTIONS IN EXCESS OF 5% OF ASSETS                     SCHEDULE B
- - - --------------------------------------------------------------------------------



                                      Number of                                                               Net
                                      Purchases/                            Purchase           Sale           Gain
           Description                  Sales             Cost                Price           Price          (Loss)
           -----------                  -----             ----                -----           -----           ----

BOY - Value of net assets
 $10,230,951 x 5% =
 $511,548

Purchases:
    Rochester Telephone Corporation
      Common stock                         8          $   784,979         $   784,979

    Dreyfus Treasury Prime Cash
      Management Fund                     133         $ 3,101,420         $ 3,101,420

    John Hancock Life
      GIC                                  7          $ 1,227,928         $ 1,227,928

Sales:
    Rochester Telephone Corporation
      Common stock                         3          $   186,146                         $   275,837      $   89,691

    Dreyfus Treasury Prime Cash
      Management Fund                     120         $ 3,092,318                         $ 3,092,318

                     CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-41307) of our report dated February 18, 1994, for the Rochester Telephone Corporation Vista Telephone Company Retirement Savings Plan and the Vista Telephone Company Retirement Savings Plan for Bargaining Unit Employees. Such report constitutes part of this Form 11-K, which appears as Exhibit 28-5 of the Annual Report of Rochester Telephone Corporation on Form 10-K for the year ended December 31, 1993


    /s/PRICE WATERHOUSE
    PRICE WATERHOUSE


Rochester, New York
March 22, 1994

                                                                 Exhibit 28.6

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 11-K

                                ANNUAL REPORT
                        Pursuant to Section 15(d) of
                     The Securities Exchange Act of 1934

                 For the Fiscal Year Ended December 31, 1993
                        Commission File Number 1-4166

                       ROCHESTER TELEPHONE CORPORATION
                           VISTA TELEPHONE COMPANY
                           RETIREMENT SAVINGS PLAN
                         FOR BARGAINING UNIT EMPLOYEES
                             (Full name of plan)

                       ROCHESTER TELEPHONE CORPORATION
                        (Name of issuer of securities
                         held pursuant to the plan)

                          180 South Clinton Avenue
                       Rochester, New York  14646-0700
                  (Address of principal executive offices)

                            REQUIRED INFORMATION

In accordance with the applicable provisions of Article 6A of Regulation S-X, the following financial statements are filed as part of this Report.

          Report of Independent Accountants
          Consolidated Statements of Net Assets Available for Plan Benefits
           for the Year Ended December 31, 1993 and 1992
          Consolidated Statements of Changes in Net assets Available for
           Plan Benefits for the Years Ended December 31, 1993 and 1992 Consolidated Notes to Financial Statements
          Consolidated Statement of Investments Held at December 31, 1993 Consolidated 1993 Reportable Transactions

The following exhibit is filed as part of this Report.

          Consent of Independent Accountants

ROCHESTER TELEPHONE
CORPORATION
VISTA TELEPHONE COMPANY
RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY
RETIREMENT SAVINGS PLAN FOR
BARGAINING UNIT EMPLOYEES
CONSOLIDATED FINANCIAL STATEMENTS
AND SCHEDULES
DECEMBER 31, 1993 AND 1992

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES
- - - --------------------------------------------------------------------------------


Report of Independent Accountants
DECEMBER 31, 1993 AND 1992

Consolidated Statements of Net Assets Available for Plan Benefits at December 31, 1993 and 1992


Consolidated Statements of Changes in Net Assets Available for Plan Benefits for the years ended December 31, 1993 and 1992


Consolidated Notes to Financial Statements


Schedule A - Consolidated Statement of Investments held at December 31, 1993


Schedule B - Consolidated 1993 Reportable Transactions



               *           *           *           *           *



           (All other schedules are not required or not applicable.)

                       REPORT OF INDEPENDENT ACCOUNTANTS



      February 18, 1994


      To the Board of Directors of
      Rochester Telephone Corporation and
      Participants in the Vista Telephone Company
      Retirement Savings Plan and the
      Vista Telephone Company Retirement Savings
      Plan for Bargaining Unit Employees


      In our opinion, the accompanying consolidated statements of net assets available for plan benefits and the related consolidated statements of changes in net assets available for plan benefits present fairly, in all material respects, the financial position of the Vista Telephone Company Retirement Savings Plan and the Vista Telephone Company Retirement Savings Plan for Bargaining Unit Employees at December 31, 1993 and 1992, and the changes in its financial position for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of the financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

      Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in Schedules A through B is presented for purposes of additional analysis and is not a required part of the basic financial statements but is additional information required by ERISA. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



      /s/PRICE WATERHOUSE
         PRICE WATERHOUSE

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES

CONSOLIDATED STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                                            December 31, 1993
                                         ------------------------------------------------------------------------------------
                                                                                                          Loan
                                         Fund A          Fund B         Fund C           Fund D           Fund          Total
                                         ------          ------         ------           ------           ----          -----

Cash and short-term investments        $      633      $   10,133     $    7,664       $   10,904                     $    29,334
Contributions receivable                   80,124          88,338         22,667           12,498                         203,627
Accrued loan repayments                    11,621          13,246          2,697            1,210                          28,774
Interest receivable                           119             116             31               37                             303
Investments:
  Investment contracts, at cost                         4,548,440                                                       4,548,440
  Common stock of Rochester Telephone
   Corporation, at market value -
     1993 - 91,758 shares at cost of
      $3,005,799
     1992 - 87,280 shares at cost
      of $2,660,038                     4,140,580                                                                       4,140,580
  American National Bank Equity
   Index Fund, at market value -
     1993 - 4,516 shares at cost
      of $513,500
     1992 - 3,801 shares at cost
      of $418,500                                                                         635,289                         635,289
  Investment in the Merrill Lynch
   Capital Fund, at market value -
     1993 - 39,026 shares at cost
      of $1,019,743
     1992 - 39,586 shares at cost
      of $1,052,616                                                    1,175,376                                        1,175,376
Participant loans                                                                                       $  426,990        426,990
                                       ----------      ----------     ----------       ----------       ----------    -----------
                                        4,233,077       4,660,273      1,208,435          659,938          426,990     11,188,713
                                       ----------      ----------     ----------       ----------       ----------    -----------

Accrued benefits                           13,713          58,086          5,228              129                          77,156
Accrued loans                               6,221           2,821          1,900            1,558                          12,500
Interfund payable (receivable)            103,810         (51,589)       (19,703)         (32,518)
Forfeitures                                   692           2,327            418              592                           4,029
                                       ----------      ----------     ----------       ----------       ----------    -----------
     Net assets available for
      Plan benefits                    $4,108,641      $4,648,628     $1,220,592        $ 690,177       $  426,990    $11,095,028
                                       ==========      ==========     ==========       ==========       ==========    ===========

                                                                           December 31, 1992
                                        --------------------------------------------------------------------------------------
                                                                                                          Loan
                                          Fund A         Fund B          Fund C           Fund D          Fund           Total
                                          ------         ------          ------           ------          ----           -----
Cash and short-term investments      $     7,981      $  160,122     $    6,426      $     4,581                      $  179,110
Contributions receivable                  68,528         110,857         28,917           11,184                         219,486
Accrued loan repayments                    8,767          11,509          3,214              972                          24,462
Interest receivable                           48              34             23               15                             120
Investments:
  Investment contracts, at cost                        4,780,091                                                       4,780,091
  Common stock of Rochester Telephone
   Corporation, at market value -
     1993 - 91,758 shares at cost of
      $3,005,799
     1992 - 87,280 shares at cost
      of $2,660,038                    3,109,350                                                                       3,109,350
  American National Bank Equity
   Index Fund, at market value -
    1993 - 4,516 shares at cost
     of $513,500
    1992 - 3,801 shares at cost
     of $418,500                                                                         486,217                         486,217
  Investment in the Merrill Lynch
   Capital Fund, at market value -
     1993 - 39,026 shares at cost
      of $1,019,743
     1992 - 39,586 shares at cost
      of $1,052,616                                                   1,070,431                                        1,070,431
Participant loans                                                                                       $  393,916       393,916
                                      ----------      ----------     ----------       ----------        ----------   -----------
                                       3,194,674       5,062,613      1,109,011          502,969           393,916    10,263,183
                                      ----------      ----------     ----------       ----------        ----------   -----------

Accrued benefits                           3,737          22,098            197                                           26,032
Accrued loans                              1,264           4,358            381              197                           6,200
Interfund payable (receivable)             5,018           5,175        (22,612)          12,419
Forfeitures
                                      ----------      ----------     ----------       ----------        ----------   -----------
     Net assets available for
      Plan benefits                   $3,184,655      $5,030,982     $1,131,045       $  490,353        $  393,916   $10,230,951
                                      ==========      ==========     ==========       ==========        ==========   ===========

  The accompanying notes are an integral part of these consolidated financial statements.

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                                               For the year ended December 31,
                                   ----------------------------------------------------------------------------------------
                                                                             1993
                                   ----------------------------------------------------------------------------------------
                                                                                                    Loan
                                     Fund A          Fund B         Fund C         Fund D           Fund           Total
                                   ----------      ----------      ---------      ---------      ----------      ----------

Additions to net assets
 attributed to:
  Participating employees          $ 429,380       $  542,979      $  159,958     $   78,762                      $1,211,079
  Vista Telephone Company
   contributions                     302,906          395,275         110,077         55,082                         863,340
  Rollovers from other
   plans                              11,659            4,983           9,628         10,169                          36,439
  Interest income                      2,119          362,318             780            615                         365,832
  Dividend income                    141,939                           43,921                                        185,860
  Unrealized appreciation
   of investments                    894,759                          114,481         54,023                       1,063,263
  Realized (loss) gain                (1,947)                                                                         (1,947)
  Participant loans                                                                              $  197,475          197,475
  Participant loan
   interest income                    11,930           13,178           3,297          1,315                          29,720
  Participant loan
   repayments                         62,861           71,734          19,836          9,970                         164,401
  Net transfers from
   other funds                       194,765                                          51,679                         246,444
                                  ----------       ----------      ----------       --------       --------      -----------
         Total additions           2,050,371        1,390,467         461,978        261,615        197,475        4,361,906

Deductions from net assets
 attributed to:
  Withdrawals                      1,054,725        1,443,956         320,089         49,485                       2,868,255
  Participant loans                   65,606          100,411          20,617         10,841                         197,475
  Participant loan
   repayments                                                                                       164,401          164,401
  Forfeitures                          6,054           10,112           3,623          1,465                          21,254
  Net transfers to
   other funds                                        218,342          28,102                                        246,444
                                  ----------       ----------      ----------       --------       --------      -----------
         Total deductions          1,126,385        1,772,821         372,431         61,791        164,401        3,497,829
                                  ----------       ----------      ----------       --------       --------      -----------
Increase (decrease) in net
 assets                              923,986        (382,354)          89,547        199,824         33,074          864,077
Net assets available for
  Plan benefits:
  Plan equity, beginning
   of year                         3,184,655        5,030,982       1,131,045        490,353        393,916       10,230,951
                                  ----------       ----------      ----------       --------       --------      -----------
  Plan equity, end
   of year                        $4,108,641       $4,648,628      $1,220,592       $690,177       $426,990      $11,095,028
                                  ==========       ==========      ==========       ========       ========      ===========
                                                                For the year ended December 31,
                                   ----------------------------------------------------------------------------------------
                                                                              1992
                                   ----------------------------------------------------------------------------------------
                                                                                                    Loan
                                     Fund A          Fund B         Fund C         Fund D           Fund           Total
                                   ----------      ----------      ---------      ---------      ----------      ----------

Additions to net assets
 attributed to:
  Participating employees         $  374,369       $  595,878     $  164,141       $ 69,138                       $1,203,526
  Vista Telephone Company
   contributions                     275,203          448,438        115,522         48,899                          888,062
  Rollovers from other
   plans                               2,696            6,689          3,989          3,473                           16,847
  Interest income                      1,018          322,295            511            367                          324,191
  Dividend income                    116,497                          27,811         13,821                          158,129
  Unrealized appreciation
   of investments                    315,492                          22,600         19,866                          357,958
  Realized (loss) gain                   376                                          2,482                            2,858
  Participant loans                                                                              $  249,038          249,038
  Participant loan
   interest income                    10,936           13,064          3,179            700                           27,879
  Participant loan
   repayments                         31,424           49,394         12,616          3,130                           96,564
  Net transfers from
   other funds                                        150,308                                                        150,308
                                  ----------       ----------     ----------       --------        --------      -----------
         Total additions           1,128,011        1,586,066        350,369        161,876         249,038        3,475,360

Deductions from net assets
 attributed to:
  Withdrawals                         95,202          157,556          9,626          6,172                          268,556
  Participant loans                   63,956          138,863         31,034         15,185                          249,038
  Participant loan
   repayments                                                                                        96,565           96,565
  Forfeitures
  Net transfers to
   other funds                        21,683                          56,957         71,668                          150,308
                                  ----------       ----------     ----------       --------        --------      -----------
         Total deductions            180,841          296,419         97,617         93,025          96,565          764,467
                                  ----------       ----------     ----------       --------        --------      -----------
Increase (decrease) in net
 assets                              947,170        1,289,647        252,752         68,851         152,473        2,710,893
Net assets available for
 Plan benefits:
  Plan equity, beginning
   of year                         2,237,485        3,741,335        878,293        421,502         241,443        7,520,058
                                  ----------       ----------     ----------       --------        --------      -----------
  Plan equity, end
   of year                       $ 3,184,655       $5,030,982     $1,131,045       $490,353        $393,916      $10,230,951
                                  ==========       ==========     ==========       ========        ========      ===========

 The accompanying notes are an integral part of these consolidated financial statements

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------


NOTE 1 - DESCRIPTION OF THE PLAN:

Effective June 20, 1991, the Board of Directors of Rochester Telephone Corporation (the "Company") established two retirement savings plans for Vista Telephone Company of Iowa and Vista Telephone Company of Minnesota in conjunction with the acquisition of various telephone properties from Centel Corporation. These were the Vista Telephone Company Retirement Savings Plan, which was established for non-bargaining employees of the two companies, and the Vista Telephone Company Retirement Savings Plan for Bargaining Unit Employees, which was established for the bargaining unit employees of the two companies. Each plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The two plans currently have identical provisions. As permitted by ERISA the plans are being administered as one plan. These financial statements consolidate the two plans (the "Plans").

Participation

All employees of Vista Telephone Company of Iowa and the Vista Telephone Company of Minnesota who are in the Communications Workers of America (CWA) Locals 7171 and 7270 and who have been employed for at least six months are eligible to participate in the Vista Telephone Company Retirement Savings Plan for Bargaining Unit Employees. All other employees who have been employed for at least six months are eligible to participate in the Vista Telephone Company Retirement Savings Plan.

Administration

The Plans are administered by the Vista Employees' Benefit Committee whose members are appointed by the Company's Board of Directors. The trustee of the Plans is FirsTier Bank, N.A.

Funding policy

The Plans consist of four separate funds. Fund A is a stock investment fund consisting of Rochester Telephone Corporation's common stock. Fund B consists of various group annuity contracts. Fund C is the Merrill Lynch Capital Fund, a diversified securities fund. Fund D is the American National Bank Equity Fund, which holds stocks listed on the Standard and Poors 500 Index.

The Plans provide that participants may voluntarily make a basic contribution which cannot exceed six per cent of their basic pay. Any participant who contributes the maximum basic contribution may make a supplemental contribution which, when added to the basic contribution, cannot exceed sixteen per cent of the participant's basic pay. In addition, the Company contributes an amount equal to 70 per cent of each participant's basic contribution. All participant contributions are subject to the limitations set forth in Section 401 of the current tax code.

Individual participant loans

Participant loans cannot exceed the lesser of 50% of the vested amounts in the participant's account under the Plans or $50,000. A participant may have two loans outstanding and the loans are treated as directed investments by the borrower with respect to his account. Interest paid on the loan is credited to the borrower's account and the participant does not share in the income of the Plans' assets with respect to the amounts borrowed and not yet repaid. General loans have a term of no more than five years except that a loan may be granted for a period not to exceed ten years if the proceeds are used to purchase the participant's principal residence.

Termination

Effective March 1, 1994, this Plan will terminate and its assets will merge with other Rochester Telephone Corporation defined contribution plans to form the Rochester Tel Group Employees Retirement Savings Plan. The trustee of this new plan will be the Putnam Fiduciary Trust Company.

Forfeitures

Amounts relating to Vista's contributions made to non-vested participants who were subsequently terminated in 1993 are paid back to the companies.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in all material respects.

Recognition of contributions and withdrawals

Contributions are recorded by the Plans when withheld from employees and accrued by the Company. Withdrawals are recorded by the Plans when a request for disbursement is received from the employee.

Administrative expenses

Expenses associated with the Plans are paid by the Company.

Valuation of investment assets

The Plans' assets are valued at fair market value as of the year-end date.

NOTE 3 - FEDERAL INCOME TAX STATUS:

The Company is in receipt of a determination letter from the Internal Revenue Service which states that the Plan is a qualified plan exempt from Federal income taxes under Section 401 of the Internal Revenue Code.

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES
FINANCIAL STATEMENTS AND SCHEDULES
CONSOLIDATED STATEMENT OF INVESTMENTS HELD                            SCHEDULE A
- - - --------------------------------------------------------------------------------

                                                                                                          Shares         Current
                                                                                                        Outstanding       Value
                                       Description of          Interest       Maturity                  December 31,    December 31,
 Identity of Issuer                      Investment              Rate           Date          Cost         1993            1993
 ------------------                    --------------          --------       --------        ----      ------------    ------------


Fixed Income Fund:
  John Hancock (1)            Guaranteed Investment Contract     5.93%       December 1998        N/A          N/A      $  756,376

  Metropolitan Life (1)       Guaranteed Investment Contract     7.10%      December 1994 to      N/A          N/A       1,009,248
                                                                             December 1997

  Continental Assurance (1)   Guaranteed Investment Contract     8.88%        August 1995         N/A          N/A       1,094,966

  The Principal Financial
   Group (1)                  Guaranteed Investment Contract     7.70%       December 1997        N/A          N/A       1,687,850

Common Stock Fund:
  Rochester Telephone
   Corporation                Common Stock                        N/A             N/A         $ 3,005,799     91,758     4,140,580

Pooled Funds:
  American National Bank      Index Fund                          N/A             N/A         $   513,500      4,516       635,289

  Merrill Lynch               Capital Fund                        N/A             N/A         $ 1,019,743     39,026     1,175,376
                                                                                                                       -----------
                                                                                                                       $10,499,685
                                                                                                                       ===========
Individual Participant Loans:
  Plan Trustee                Individual Participant Loans   Prime less 1/4%    Various            N/A          N/A    $   426,990
                                                                                                                       ===========

(1) Represents contract value at December 31, 1993.

ROCHESTER TELEPHONE CORPORATION
VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN AND
THE VISTA TELEPHONE COMPANY RETIREMENT SAVINGS PLAN
FOR BARGAINING UNIT EMPLOYEES
FINANCIAL STATEMENTS AND SCHEDULES

1993 CONSOLIDATED REPORTABLE TRANSACTIONS
SUMMARY OF TRANSACTIONS IN EXCESS OF 5% OF ASSETS                     SCHEDULE B
- - - --------------------------------------------------------------------------------


                                            Number of                                            Net
                                            Purchases/                Purchase      Sale         Gain
               Description                    Sales        Cost        Price       Price        (Loss)
               -----------                  ----------    -----       --------     -----        ------

BOY - Value of net assets
 $10,230,951 x 5% =
 $511,548

Purchases:
    Rochester Telephone Corporation
      Common stock                              8       $  784,979   $  784,979

    Dreyfus Treasury Prime Cash
      Management Fund                          133      $3,101,420   $3,101,420

    John Hancock Life
      GIC                                       7       $1,227,928   $1,227,928

Sales:
    Rochester Telephone Corporation
      Common stock                              3       $  186,146               $  275,837   $   89,691

    Dreyfus Treasury Prime Cash
      Management Fund                          120      $3,092,318               $3,092,318

                       CONSENT OF INDEPENDENT ACCOUNTANTS



      We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-41306) of our report dated February 18, 1994, for the Rochester Telephone Corporation Vista Telephone Company Retirement Savings Plan and the Vista Telephone Company Retirement Savings Plan for Bargaining Unit Employees. Such report constitutes part of this Form 11-K, which appears as Exhibit 28-6 of the Annual Report of Rochester Telephone Corporation on Form 10-K for the year ended December 31, 1993


      /s/PRICE WATERHOUSE
      PRICE WATERHOUSE


      Rochester, New York
      March 22, 1994

                                                                Exhibit 28.7

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 11-K

                                ANNUAL REPORT
                        Pursuant to Section 15(d) of
                     The Securities Exchange Act of 1934

                 For the Fiscal Year Ended December 31, 1993
                        Commission File Number 1-4166

                       ROCHESTER TELEPHONE CORPORATION
              RETIREMENT SAVINGS PLAN FOR AFFILIATED COMPANIES
                             (Full name of plan)

                       ROCHESTER TELEPHONE CORPORATION
                        (Name of issuer of securities
                         held pursuant to the plan)

                          180 South Clinton Avenue
                       Rochester, New York  14646-0700
                  (Address of principal executive offices)

                            REQUIRED INFORMATION

In accordance with the applicable provisions of Article 6A of Regulation S-X, the following financial statements are filed as part of this Report.

          Report of Independent Accountants
          Statements of Net Assets Available for Plan Benefits
           for the Year Ended December 31, 1993 and 1992
          Statements of Changes in Net assets Available for Plan Benefits for the Years Ended December 31, 1993 and 1992 Notes to Financial Statements

The following exhibit is filed as part of this Report.

          Consent of Independent Accountants

ROCHESTER TELEPHONE
CORPORATION
RETIREMENT SAVINGS PLAN FOR
AFFILIATED COMPANIES
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 1993 AND 1992

ROCHESTER TELEPHONE CORPORATION
RETIREMENT SAVINGS PLAN FOR AFFILIATED COMPANIES

INDEX TO FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------






Report of Independent Accountants


Statements of Net Assets Available for Plan Benefits at December 31,
1993 and 1992


Statements of Changes in Net Assets Available for Plan Benefits for the years ended December 31, 1993 and 1992


Notes to Financial Statements



                                 * * * * *

          (All other schedules are not required or not applicable)

                       REPORT OF INDEPENDENT ACCOUNTANTS



      February 18, 1994


      To the Board of Directors of
      Rochester Telephone Corporation and
      Participants in the Retirement Savings Plan for Affiliated Companies


      In our opinion, the accompanying statements of net assets available for plan benefits, and the related statements of changes in net assets available for plan benefits present fairly, in all material respects, the financial position of the Rochester Telephone Corporation Retirement Savings Plan for Affiliated Companies at December 31, 1993 and 1992, and the changes in its financial position for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to expressed an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


      /s/PRICE WATERHOUSE
         PRICE WATERHOUSE

ROCHESTER TELEPHONE CORPORATION
RETIREMENT SAVINGS PLAN FOR AFFILIATED COMPANIES

STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------


                                               December 31, 1993                                 December 31, 1992
                                 ---------------------------------------------      ----------------------------------------------
                                 Fund A    Fund B     Fund C    Fund D    Total      Fund A     Fund B     Fund C   Fund D    Total
                                 ------    ------     ------    ------    -----      ------     ------     -----    ------    -----

Contributions receivable                                                            $  169,112                              169,112

Investment in the Rochester
 Telephone Corporation
 Master Trust Fund, at
 market value                  $2,160,931  $331,261  $198,873  $166,505  $2,857,570  2,071,327                            2,071,327
                               ----------  --------  --------  --------  ---------- ----------  ------  ------  ------   ----------

Net assets available for
 Plan benefits                 $2,160,931  $331,261  $198,873  $166,505  $2,857,570 $2,240,439                           $2,240,439
                               ==========  ========  ========  ========  ========== ==========  ======  ======  ======   ==========

 The accompanying notes are an integral part of these consolidated financial statements.

ROCHESTER TELEPHONE CORPORATION
RETIREMENT SAVINGS PLAN FOR AFFILIATED COMPANIES

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
- - - --------------------------------------------------------------------------------

                                               December 31, 1993                                   December 31, 1992
                                  -----------------------------------------------     --------------------------------------------
                                  Fund A    Fund B    Fund C    Fund D      Total     Fund A    Fund B    Fund C   Fund D    Total
                                  ------    ------    ------    ------      -----     ------    ------    ------   ------    -----

Additions to net assets
 attributed to:
    Employee contributions     $  248,397  $ 80,229  $ 63,029  $  40,499  $  432,154  $  113,850                           $113,850
    Rochester Telephone
     Corporation contributions     85,139    25,470    21,792     15,194     147,595     406,358                            406,358
    Earnings from participation
     in Master Trust              131,371    39,020    12,278     14,834     197,503     153,114                            153,114
    Rollover contributions from
     other plans                    2,698     5,568     1,298      1,299      10,863
    Transfers from other funds              182,671   113,526     99,688     395,885
                                ---------  --------  --------  ---------  ----------  ----------  ------  ------  ------  ---------
        Total additions           467,605   332,958   211,923    171,514   1,184,000     673,322                            673,322
                                ---------  --------  --------  ---------  ----------  ----------  ------  ------  ------  ---------

Deductions from net assets
 attributed to:
    Withdrawals                   133,492     1,697       595        613     136,397     242,768                            242,768
    Transfers to other plans
     in Master Trust               34,587                         34,587     150,587                                        150,587
    Transfers to other funds      379,034              12,455      4,396     395,885
                                ---------  --------  --------  ---------  ----------  ----------  ------  ------  ------  ---------
        Total deductions          547,113     1,697    13,050      5,009     566,869     393,355                            393,355
                                ---------  --------  --------  ---------  ----------  ----------  ------  ------  ------  ---------
(Decrease) increase in
 net assets                       (79,508)  331,261   198,873    166,505     617,131     279,967                            279,967

Net assets available for
 plan benefits:
  Plan equity, beginning
   of year                      2,240,439                                  2,240,439   1,960,472                          1,960,472
                               ----------  --------  --------  ---------  ----------  ----------  ------  ------  ------ ----------
  Plan equity, end of year     $2,160,931  $331,261  $198,873   $166,505  $2,857,570  $2,240,439                         $2,240,439
                               ==========  ========  ========  =========  ==========  ==========  ======  ======  ====== ==========

   The accompanying notes are an integral part of these financial statements

ROCHESTER TELEPHONE CORPORATION
RETIREMENT SAVINGS PLAN FOR AFFILIATED COMPANIES

NOTES TO FINANCIAL STATEMENTS
- - - --------------------------------------------------------------------------------

NOTE 1 - DESCRIPTION OF THE PLAN:

The Rochester Telephone Corporation Retirement Savings Plan for Affiliated Companies is a defined contribution Plan adopted to provide retirement benefits for employees of Rochester Telephone Corporation ("RTC") affiliated companies. This Plan was formed as a result of the transfer of the net assets of certain other plans sponsored by Rochester Telephone Corporation.

Participation

All non-management employees of any RTC affiliated company which has adopted this Plan who are not covered by a collective bargaining agreement and have been employed for one year with at least 1,000 hours of service are eligible to participate.

Administration

The Plan is administered by the RTC Employee Benefit Committee, as appointed by the RTC Board of Directors. The trustee of the Plan's assets is Marine Midland Bank, N.A.

Funding policy

The Plan provides that each participant may voluntarily make contributions from their regular salary on a pre-tax basis. A minimum contribution of 1% of compensation is required and contributions may not exceed the limits set forth in the Internal Revenue Code Section 401(k) and Section 415. Employee contributions are 100% vested at all times.

Employer contributions may be made from current or accumulated profits at the discretion of the individual Board of Directors of each RTC affiliate company participating in the Plan. Employer contributions are allocated to participants' individual accounts based on years of service and salary. Participants' rights to employer contributions after December 31, 1988, are 100% vested after five years of service, or at age 65 or upon termination due to death or disability. There is no partial vesting to employer contributions after December 31, 1988. Contributions in 1988 and prior were partially vested based upon years of service.

Termination

Effective March 1, 1994, this Plan will terminate and its assets will merge with other Rochester Telephone Corporation defined contribution plans to form the Rochester Tel Group Employees' Retirement Savings Plan. The trustee of this new plan will be the Putnam Fiduciary Trust Company.

Forfeitures

Approximately $85,000 relating to employer contributions to non-vested participants who were subsequently terminated in 1993 are included in the net assets of Fund A. These forfeitures will be allocated to vested participants in 1994 based on years of service and compensation levels.

Master Trust

Effective January 1, 1992, certain Plan investments were transferred into the Rochester Telephone Corporation Master Trust Fund (Master Trust). The Master Trust includes five other defined contribution plans of Rochester Telephone Corporation. The Plan's interest in the net assets of the Master Trust is the total of the specific interests of the individual participants in the Plan. See
Note 4 for the Master Trust Statements.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The accompanying financial statements have been prepared in accordance with current generally accepted accounting principles in all material respects.

Recognition of contributions and withdrawals

Contributions are recorded by the Plan when withheld from employees and accrued by the Company. Withdrawals are recorded by the Plan when a request for disbursement is received from the employee.

Administrative expenses

Expenses associated with the Plan are paid by the RTC affiliated companies participating in the Plan.

Valuation of investment assets

Investment assets are stated at fair market value as of the year-end date.

Transfers

Net transfers represent transfers from the RTC affiliated companies to other plans participating in the Master Trust.

NOTE 3 - FEDERAL INCOME TAX STATUS:

A determination letter from the Internal Revenue Service has not yet been received; however, the Company believes that the Plan is a qualified plan exempt from federal income taxes under Section 401 of the Internal Revenue Code.

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1993 is as follows:

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                               For the year ended December 31, 1993
                                                 -------------------------------------------------------------------
                                                 Fund A       Fund B       Fund C       Fund D     Loan Fund      Total
                                                 ------       ------       ------       ------     ---------      -----

Cash and short-term investments              $   448,073  $    56,786   $   41,908  $    2,375               $   549,142
Employee contributions receivable                 85,337       57,768       17,162      18,424                   178,691
Rochester Telephone Corporation                   36,098       13,877        5,058       5,000                    60,033
 contributions receivable
Investments:
  Hartford Life Insurance Company Group
   Annuity Contracts, at cost - fixed
   rates of 8.00% with no specified
   maturity dates                             24,554,791                                                      24,554,791
  Principal Mutual Life Insurance
   Company Group Annuity Contract, at
   cost - fixed rate of 7.15% to
   mature at June 1998                         5,051,085                                                       5,051,085
  New York Life Insurance Company Group
   Annuity Contract, at cost - fixed
   rate of 5.60% to mature at June 1998        6,246,893                                                       6,246,893
  Prudential Insurance Company of
   America Group Annuity Contracts, at
   cost - fixed rates of 5.19% and 5.97% to
   mature at June 1997 and June 1999           7,194,288                                                       7,194,288
  John Hancock Mutual Life Insurance
   Company Group Annuity, at cost - fixed
   rate of 5.58% to mature at June 1998        6,239,801                                                       6,239,801
  Metropolitan Life Insurance Company
   Group Annuity Contract, at cost - fixed
   rate of 5.16% to mature at December 1997    6,381,425                                                       6,381,425
  Common stock of Rochester Telephone
   Corporation, at market value:
   1993 - 608,963 shares at a cost of
    $17,047,227                                            27,479,455                                         27,479,455
  American National Bank Equity Index
   Fund, at market value:
   1993 - 27,974 shares at a cost of
    $3,373,962                                                           3,934,575                             3,934,575
  Merrill Lynch Capital Fund, at market
   value:
   1993 - 161,296 shares at a cost of
    $4,166,304                                                                       4,687,134                 4,687,134
Participant loans                                                                               $ 3,906,771    3,906,771
                                             -----------  -----------  ----------- -----------   ----------  -----------
                                              56,237,791   27,607,886    3,998,703   4,712,933    3,906,771   96,464,084
                                             -----------  -----------  ----------- -----------   ----------  -----------
Accrued benefits                                 276,741       82,854       50,647      47,561                   457,803
Interfund payable (receivable)                   442,199     (358,990)      85,419    (168,628)
                                             -----------  -----------  ----------- -----------   ----------  -----------

Net assets available for Plan benefits       $55,518,851  $27,884,022  $ 3,862,637 $ 4,834,000   $3,906,771  $96,006,281
                                             ===========  ===========  =========== ===========   ==========  ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
(Continued)

The statement of net assets available for Plan benefits and of changes in net assets available for Plan benefits as of and for the year ended December 31, 1992 is as follows:

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                              For the year ended December 31, 1992
                                                               -----------------------------------------------------------------
                                                               Fund A       Fund B       Fund C     Fund D    Loan Fund     Total
                                                               ------       ------       ------     ------    ---------     -----

Cash and short-term investments                             $  705,732   $   80,962   $  39,007   $  20,564               $  846,265


Investments:
   Hartford Life Insurance Company Group Annuity
    Contract, at cost - fixed rate of 8.00% with no
    specified maturity date                                 47,758,093                                                    47,758,093
   Principal Mutual Life Insurance Company Group
    Annuity Contract, at cost - fixed rate of 7.15% to
    mature at June 1998                                      4,739,013                                                     4,739,013
   Common stock of Rochester Telephone Corporation,
     at market value:
      1992 - 562,834 shares at a cost of $14,418,106                     20,051,064                                       20,051,064
   American National Bank Equity Index Fund,
    at market value:
      1992 - 15,346 shares at a cost of $1,711,346                                    1,962,717                            1,962,717
   Merrill Lynch Capital Fund, at market value:
      1992 - 115,477 shares at a cost of $2,891,763                                               3,040,517                3,040,517


Participant loans                                                                                            $3,405,640    3,405,640
                                                           -----------  -----------  ----------  ----------  ----------  -----------

Net assets available for Plan benefits                     $53,202,838  $20,132,026  $2,001,724  $3,061,081  $3,405,640  $81,803,309
                                                           ===========  ===========  ==========  ==========  ==========  ===========


NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
(Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                                                                             For the year ended December 31, 1993
                                                          -----------------------------------------------------------------------
                                                            Fund A       Fund B       Fund C      Fund D    Loan Fund    Total
                                                          ----------   -----------   ---------   ---------  ---------  ----------

Additions to net assets attributed to:
 Employee contributions                                  $ 4,146,445  $ 1,800,874  $  574,198  $  528,877              $ 7,050,394
 Rochester Telephone Corporation contributions             1,205,590      538,458     235,848     212,530                2,192,426
 Rollover contributions from other plans                      44,033       28,569      44,647      42,575                  159,824
 Interest and dividend income                              3,638,211      933,958       1,134     187,225  $  252,842    5,013,370
 Net appreciation in fair value of participation units                  4,718,412     309,275     198,401                5,226,088
 Realized (loss) gain                                                    (120,036)        348     123,992                    4,304
 Participant loans                                                                                          1,916,270    1,916,270
 Participant loan repayments                               1,292,233      316,179      29,668      29,901                1,667,981
 Transfers from other plans in Master Trust                   24,438       26,692      10,051      10,285       2,187       73,653
 Transfers from other funds                                  456,072    1,361,626   1,182,052     870,176                3,869,926
                                                         -----------  -----------  ----------  ----------  ----------  -----------
     Total additions                                      10,807,022    9,604,732   2,387,221   2,203,962   2,171,299   27,174,236
                                                         -----------  -----------  ----------  ----------  ----------  -----------
Deductions from net assets attributed to:
 Withdrawals                                               3,865,224    1,018,840     210,829     348,541                5,443,434
 Participant loans                                         1,331,845      423,800      90,650      69,975                1,916,270
 Participant loan repayments                                                                                1,667,981    1,667,981
 Transfers to other plans in Master Trust                     62,793        4,602       1,537       2,534       2,187       73,653
 Transfers to other funds                                  3,231,147      405,494     223,292       9,993                3,869,926
                                                         -----------  -----------  ----------  ----------  ----------  -----------
     Total deductions                                      8,491,009    1,852,736     526,308     431,043   1,670,168   12,971,264
                                                         -----------  -----------  ----------  ----------  ----------  -----------
Increase in net assets                                     2,316,013    7,751,996   1,860,913   1,772,919     501,131   14,202,972

Net assets available for plan benefits:
 Plan equity, beginning of year                           53,202,838   20,132,026   2,001,724   3,061,081   3,405,640   81,803,309
                                                         -----------  -----------  ----------  ----------  ----------  -----------

 Plan equity, end of year                                $55,518,851  $27,884,022  $3,862,637  $4,834,000  $3,906,771  $96,006,281
                                                         ===========  ===========  ==========  ==========  ==========  ===========

NOTE 4 - INVESTMENTS IN ROCHESTER TELEPHONE CORPORATION MASTER TRUST FUND:
(Continued)

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS


                                                                             For the year ended December 31, 1992
                                                          --------------------------------------------------------------------------
                                                            Fund A       Fund B       Fund C      Fund D     Loan Fund      Total
                                                          -----------  -----------  ----------  -----------  ----------  -----------

Additions to net assets attributed to:
 Employee contributions                                   $ 3,986,094  $ 1,271,074  $  289,619  $  338,115               $ 5,884,902
 Rochester Telephone Corporation contributions              1,795,958      479,003     164,132     206,331                 2,645,424
 Rollover contribution from individual plans into
  Master Trust                                             47,875,301   15,543,115     789,747   1,947,856                66,156,019
 Rollover contributions from other plans                      197,468      202,915     121,189      83,227                   604,799
 Interest and dividend income                               3,972,828      807,862         846     166,758                 4,948,294
 Net appreciation (depreciation) in fair value of
  participation units                                                    1,918,019     134,517     (69,277)                1,983,259
 Realized gain                                                              43,533                  38,389                    81,922
 Participant loans                                                                                           $4,976,103    4,976,103
 Participant loan repayments                                1,223,895      317,793      12,307      16,468                 1,570,463
 Other income                                                      22        1,541                                             1,563
 Net transfers from other funds                               298,123      707,591     560,079     618,925                 2,184,718
                                                          -----------  -----------  ----------  ----------  -----------  -----------
  Total additions                                          59,349,689   21,292,446   2,072,436   3,346,792    4,976,103   91,037,466
                                                          -----------  -----------  ----------  ----------  -----------  -----------

Deductions from net assets attributed to:
 Withdrawals                                                2,589,913      548,748      11,045      20,438                 3,170,144
 Participant loans                                          1,608,450      411,475      51,275      44,300                 2,115,500
 Participant loan repayments                                                                                  1,570,463    1,570,463
 Other expenses                                                 1,365                                                          1,365
 Transfers to Supplemental Retirement Savings Plan                          12,339       1,955       1,496                    15,790
 Net transfers to other plans                                 175,810          367                                           176,177
 Net transfers to other funds                               1,771,313      187,491       6,437     219,477                 2,184,718
                                                          -----------  -----------  ----------  ----------  -----------  -----------
  Total deductions                                          6,146,851    1,160,420      70,712     285,711    1,570,463    9,234,157
                                                          -----------  -----------  ----------  ----------  -----------  -----------

Net assets available for Plan benefits:
 Plan equity, end of year                                 $53,202,838  $20,132,026  $2,001,724  $3,061,081   $3,405,640  $81,803,309
                                                          ===========  ===========  ==========  ==========  ===========  ===========


                       CONSENT OF INDEPENDENT ACCOUNTANTS



      We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-52358) of our report dated February 18, 1994, for the Rochester Telephone Corporation Retirement Savings Plan for Affiliated Companies. Such report constitutes part of this Form 11-K, which appears as Exhibit 28-7 of the Annual Report of Rochester Telephone Corporation on Form 10-K for the year ended December 31, 1993.


      /s/PRICE WATERHOUSE
      PRICE WATERHOUSE

      Rochester, New York
      March 22, 1994